As filed with the Securities and Exchange Commission on August 6, 2004

1933 Act File No. 333-

1940 Act File No. 811-03170

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY OF 1940

Amendment No. 41

THE MEXICO FUND, INC.

(Exact Name of Registrant as Specified in Charter)

1775 I Street, NW

Washington, DC 20006-2401

(Address of Principal Executive Offices)

(202) 261-7941

(Registrant’s Telephone Number, including Area Code)

José Luis Gómez Pimienta

President

The Mexico Fund, Inc.

1775 I Street, NW

Washington, DC 20006-2401

(Name and Address of Agent for Service)

Copies of Communications to:

Sander M. Bieber, Esq.

Dechert LLP

1775 I Street, NW

Washington, DC 20006-2401

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Number Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)	Amount Of Registration Fee
Common Shares $0.01 par value	51,840 Shares	$ 19.29	$1,000,000	$ 126.70

(1)	Estimated solely for the purpose of calculating the registration fee. Based on the average of the high and low prices reported on the New York Stock Exchange on August 5, 2004 (i.e., a specified date within 5 business days prior to the date of filing this registration statement).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

THE MEXICO FUND, INC.

CROSS REFERENCE SHEET

BETWEEN ITEMS OF REGISTRATION STATEMENT (FORM N-2) AND

PROSPECTUS PURSUANT TO RULE 495(A)

Item No.	Caption	Location in Prospectus or Statement of Additional Information (“SAI”)
1.	Outside Front Cover Page	Front Cover Page
2.	Cover Pages; Other Offering Information	Front Cover Page
3.	Fee Table and Synopsis	Fund Expenses and Prospectus Summary
4.	Financial Highlights	Financial Highlights
5.	Plan of Distribution	Front Cover Page; Prospectus Summary; The Offer
6.	Selling Stockholders	Not Applicable
7.	Use of Proceeds	Use of Proceeds
8.	General Description of the Registrant	Front Cover Page; Prospectus Summary; The Fund; Investment Objective and Policies; Investment Restrictions; Risk Factors and Special Considerations
9.	Management	Prospectus Summary; Management of the Fund; Custodian and Transfer Agent; Distribution Arrangements
10.	Capital Stock, Long-Term Debt, and Other Securities	Front Cover Page; The Fund; Dividends and Capital Gains Distributions; Dividend Reinvestment Plan; Taxation
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Not Applicable
14.	Cover Page of SAI	Not Applicable
15.	Table of Contents of SAI	Not Applicable
16.	General Information and History	The Fund; Capital Stock
17.	Investment Objective and Policies	Investment Objective and Policies; Investment Restrictions
18.	Management	Management of the Fund; Management Agreement; Administration Agreement; Portfolio Transactions and Brokerage
19.	Control Persons and Principal Holders of Securities	Capital Stock—Beneficial Ownership
20.	Investment Advisory and Other Services	Management of the Fund; Management Agreement; Administration Agreement; Custodian and Transfer Agent; Distribution Arrangements
21.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
22.	Tax Status	Taxation in Prospectus
23.	Financial Statements	Financial Statements

PART C OF REGISTRATION STATEMENT

Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

PRELIMINARY PROSPECTUS	[MEXICO FUND LOGO]

SUBJECT TO COMPLETION

                    , 2004

THE MEXICO FUND, INC.

[            ] Shares of Common Stock

Issuable Upon Exercise of Rights to Subscribe for Those Shares

The Mexico Fund, Inc. (the “Fund”) is issuing transferable rights (“Rights”) to its stockholders of record as of the close of business on                     , 2004 entitling the holders of these rights to subscribe for an aggregate of [            ] shares of common stock, par value $0.01 per share. Stockholders of record will receive one Right for each outstanding Fund share owned on the record date. The Rights entitle the holders to purchase one new share of common stock for every [            ] rights held, and stockholders of record who fully exercise their rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional shares represented by any unexercised Rights. The Fund’s outstanding common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “MXF.” The Rights are transferable, and the Fund will apply to list the Rights for trading on the NYSE under the symbol “MXF.RT” during the course of this offer. See “The Offer” for a complete discussion of the terms of this offer. The subscription price will be [        ]% of the lower of (i) the average of the last reported sale prices of a share of the Fund’s common stock on the NYSE on the date on which the offer expires and the four preceding business days; and (ii) the net asset value per share of the Fund’s common stock as of the close of business on the Expiration Date.

The net asset value per share of the Fund’s common stock at the close of business on [                    ], 2004 (the last date prior to the Fund’s shares trading ex-Rights) was [            ] and the last reported sales price of a share on the NYSE was [            ].

The offer will expire at 5:00 p.m., New York City time, on                     , 2004, unless extended as described herein (the “Expiration Date”).

The Fund is a non-diversified, closed-end management investment company whose primary investment objective is long-term capital appreciation through investment in securities, primarily equity, listed on the Bolsa Mexicana de Valores, S.A. de C.V. (the “Mexican Stock Exchange” or “Bolsa”). See “Investment Objective and Policies” in this Prospectus and “Investment Restrictions” referred to below.

As a result of the terms of this offer, stockholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the offer. In addition, because the subscription price per share will be less than the net asset value per share, the offer will result in an immediate dilution of net asset value per share for all stockholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of the Fund’s common stock will be on the Expiration Date for the shares or what the subscription price will be. If the subscription price per share is substantially less than the current net asset value per share, such dilution could be substantial. Any such dilution will disproportionately affect nonexercising stockholders. All stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their Rights. See “Risk Factors and Special Considerations—Dilution—Net Asset Value and Non-Participation in the Offer” in this prospectus.

This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing and should be retained for future reference. Stockholders may obtain additional information about the Fund from the Fund’s reports filed with the Securities and Exchange Commission (the “SEC”). You may obtain a copy of the Fund’s reports filed with the SEC by contacting the Information Agent. In addition, the reports filed with the SEC, including material incorporated by reference into this prospectus, are available at the SEC’s website at http://www.sec.gov.

For information regarding the offer, please contact the Information Agent at (800) [            ].

Investors are advised to read this prospectus and retain it for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Estimated Subscription Price (1)	Estimated Sales Load (2)	Estimated Proceeds, Before Expenses, to Fund (3)(4)
Per Share
Total maximum (5)

Dealer Manager

The date of this prospectus is             , 2004 [Record Date +2]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

(1)	Estimated on the basis of % of the [market price] [net asset value] per share on [ ], 2004. See “The Offer—Subscription Price.”

(2)	In connection with the offer, the Dealer Manager will receive a fee for its financial advisory, marketing and soliciting services equal to [ ]% of the subscription price per share for each share issued pursuant to the exercise of Rights and the over-subscription privilege. The Fund has also agreed to reimburse the Dealer Manager $[ ] for its partial expenses incurred in connection with the offer. The Fund has also agreed to indemnify the Dealer Manager against certain liabilities under the Securities Act of 1933, as amended.

(3)	Before deduction of offering expenses incurred by the Fund, estimated at $[ ], including an aggregate of up to $[ ] to be paid to the Dealer Manager as partial reimbursement for its expenses.

(4)	Funds received by check prior to the final due date of the offer will be deposited into a segregated interest-bearing account (whose interest will be paid to the Fund) pending proration and distribution of shares.

(5)	Assumes all Rights are exercised at the estimated subscription price.

As used in this prospectus, unless otherwise specified, “dollar,” “$”, “US$” or “U.S. Dollar” refer to the United States Dollar. No representation is made that the peso or dollar amounts shown in this prospectus could have been or could be converted into dollars or pesos, as the case may be, at any particular rate at all.

Unless otherwise indicated, U.S. dollar equivalent information in the Prospectus for the peso as of a specified date is based on the exchange rate for obligations in U.S. dollars published by Banco de Mexico. On [                    ], the exchange rate published by Banco de Mexico (the “Published Rate”) was [            ]. U.S. dollar information in pesos for a period, and the daily calculation of the Fund’s net asset value, expressed in dollar terms, are determined by using this exchange rate.

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere or incorporated by reference in this prospectus. It may not contain all of the information that is important to each stockholder. Accordingly, to understand the offer fully, stockholders are encouraged to read the entire document carefully. Unless otherwise indicated, the information in this prospectus assumes that the Rights issued are all exercised.

THE OFFER AT A GLANCE

The Offer

The Fund is issuing to stockholders of record on [Record Date] (the “Record Date”) one transferable Right for each share of Fund common stock (“Share”) held. Each stockholder on the Record Date and each other holder of the Rights is entitled to subscribe for one Share for every [    ] Rights held (1 for [    ]). The Fund will not issue fractional shares of its common stock upon the exercise of Rights; accordingly, Rights may be exercised only in multiples of [    ].

The Rights are transferable and application will be made to list them for trading on the NYSE under the symbol “MXF. RT”. See “The Offer.”

In this prospectus, we use the terms “Stockholders” to refer to any person that holds Shares, “Record Date Stockholders” to refer to those stockholders that held their Shares on the Record Date and “Rights Holders” to refer to those persons (i) that are Record Date Stockholders to whom the Rights were issued initially and (ii) any subsequent transferees of the Rights that continue to hold the Rights.

Subscription Price

The subscription price per Share will be [    ]% of the lower of (i) the average of the last reported sale prices of a share of the Fund’s common stock on the NYSE on the Expiration Date and the four preceding business days and (ii) the net asset value per share on the Expiration Date. See “The Offer—Subscription Price.”

Over-Subscription Privilege

Record Date Stockholders who fully exercise all Rights issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for additional Shares which were not subscribed for by other Record Date Stockholders. If sufficient Shares are available, all Record Date Stockholders’ over-subscription requests will be honored in full. If these requests for Shares exceed the Shares available, the available Shares will be allocated pro-rata among Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund. See “The Offer—Over-Subscription Privilege.”

Purpose of the Offer

The Board of Directors of the Fund (“Board” or “Board of Directors”) has determined that it would be in the best interest of the Fund and its Stockholders to increase the assets of the Fund available for investment, thereby enabling the Fund to more fully take advantage of available investment opportunities arising as a result of recent positive developments in the Mexican securities market and consistent with the Fund’s investment objective of long-term capital appreciation and in accordance with its efforts in the last two years to invest significant portions of the Fund’s assets in small—and medium-capitalization companies with attractive and growth-oriented characteristics.

The net proceeds of this offer will be used to further implement these initiatives.

The Fund’s investment adviser (“Investment Adviser”) believes that an increase in the size of the Fund should result in a modest reduction in the Fund’s expense ratio, which would be of long-term benefit to Stockholders. There can be no assurance that the offer will be successful or that by increasing the size of the Fund, the Fund’s aggregate expenses and, correspondingly, its expense ratio, will be lowered. The Fund conducts periodic repurchase offers pursuant to the Fund’s repurchase offer policy, as described in further detail in this prospectus, which may counteract the possible positive effects of a rights offering on the Fund’s expense ratio. See “The Offer—Purpose of the Offer.”

Sale of Rights

The Rights are transferable until the expiration date of the offer. The Fund will apply to list the Rights for trading on the NYSE under the symbol “MXF.RT” during the course of the offer. The Fund and the Dealer Manager will use their best efforts to ensure that an adequate trading market for the Rights will exist. No assurance can be given that a market for the Rights will develop. Trading in the Rights on the NYSE may be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date. See “The Offer—Sale of Rights.”

Use of Proceeds

The Investment Adviser anticipates that investment of the net proceeds of the offer in accordance with the Fund’s investment objective and policies, will take approximately three and not more than six months from their receipt by the Fund, depending on market conditions and the availability of appropriate investment opportunities. See “Use of Proceeds.”

How to Obtain Subscription Information	• Contact your broker-dealer, trust company, bank or other nominee, or

• Contact the Information Agent toll-free at [telephone number].

How to Subscribe	• Deliver a completed Subscription Certificate and payment to the Subscription Agent by the Expiration Date, or

•      If your shares are held in an account with your broker-dealer, trust company, bank or other nominee, have your broker-dealer, trust company, bank or other nominee deliver a Notice of Guaranteed Delivery to the Subscription Agent by the Expiration Date.

Subscription Agent	[name]

Restrictions on Foreign Stockholders

The Fund will not mail Subscription Certificates to Stockholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia). The Subscription Agent will hold the Rights to which those Subscription Certificates relate for such Stockholders’ accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on [                     ], 2004, three business days prior to the Expiration Date (or, if the subscription period is extended, on or before three business days prior to the extended Expiration Date), the Subscription Agent will transfer the Rights of these Stockholders to the Dealer Manager, which will either purchase the Rights or use its best efforts to sell the Rights. The net proceeds, if any, from the sale of those Rights by or to the Dealer Manager will be remitted to these Stockholders. See “The Offer—Foreign Restrictions.”

Distribution Arrangements

[    ] will act as Dealer Manager for the offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement, the Dealer Manager will provide financial advisory services and marketing assistance in connection with the offer and will solicit the exercise of Rights and participation in the over-subscription privilege by Record Date Stockholders. The offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for financial advisory, marketing and soliciting services equal to [    ]% of the subscription price per Share for Shares issued pursuant to the exercise of Rights and the over-subscription privilege. The Dealer Manager will reallow a portion of its fees to other broker-dealers that have assisted in soliciting the exercise of Rights. In addition, the Fund has agreed to reimburse the Dealer Manager up to $[    ] for a portion of its expenses incurred in connection with the offer. See [    ]. See “The Offer—Distribution Agreements.”

IMPORTANT DATES TO REMEMBER

Record Date	[Record Date]
Subscription Period	[Start Subscription Period]—[Expiration Date]
Expiration Date	[Expiration Date]*
Deadline for Subscription Certificates and Payment for Shares†	[Payment Date]*
Deadline for Notice of Guaranteed Delivery†	[Payment Date]*
Deadline for Payment Pursuant to Notice of Guaranteed Delivery	[Notice of Guar. Payment Date]*
Confirmation Mailed to Exercising Rights Holders	[Confirmation Date]*

*	Unless the offer is extended.

†	A person exercising Rights must deliver either (i) a Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery by the Expiration Date, unless the offer is extended.

THE FUND AT A GLANCE

The Fund

The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation. As of the Record Date, the Fund’s net asset value (“NAV”) per share was [$        ]. See “The Fund.”

NYSE Listed

As of the Record Date, the Fund had              shares of common stock outstanding. The Fund’s common stock is traded on the NYSE under the symbol “MXF.” As of the Record Date, the last reported sales price of a Share of the Fund was [$        ]. The Rights are transferable and the Fund will apply to list the Rights for trading on the NYSE under the symbol “MXF.RT” during the course of the offer. See “The Fund—Description of Common Stock.”

Investment Objective	The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

No assurance can be given that the Fund’s investment objective will be achieved. See “Investment Objective and Policies.”

Investment Policies

For as long as the name of the Fund remains The Mexico Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets in equity securities of issuers listed on the Mexican Stock Exchange. This investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days’ prior written notice to stockholders.

The Fund is a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund has also adopted a policy which permits the Fund to concentrate (i.e., over 25% of the Fund’s total assets) in investments in a particular industry or group of industries based on the representation of that industry or group of industries on a relevant Mexican stock index.

The Fund may invest in Mexican fixed-income securities, bank time deposits of Mexican banks, and short-term repurchase agreements, all of which are peso-denominated and may be dollar-linked (i.e., paid in pesos but with repayment linked to a dollar exchange rate), in order to provide appropriate liquidity to take advantage of market opportunities and meet cash requirements. The Fund may also invest in dollar-denominated deposits and dollar-denominated investments such as U.S. Treasuries,

U.S. Agency Securities, Agency Mortgage Backed Securities and Mexican Sovereign Debt. As market or other conditions require, the proportion of the Fund’s assets held in fixed-income securities or bank time deposits may vary. The Fund will not realize capital gains for the sole purpose of making distributions to stockholders.

See “ Investment Objective and Policies.”

Fundamental Periodic Repurchase Offer Policy	The Fund has adopted the following fundamental policy regarding periodic repurchases:

(a) The Fund will make offers to repurchase its shares at least once each fiscal year based on the number of outstanding shares at the beginning of the fiscal year;

(b) The Fund will offer to repurchase no less than five percent of its outstanding shares each fiscal year;

(c) Repurchase request deadlines shall be disclosed in the notification provided to stockholders of a repurchase offer and repurchase request deadlines shall be determined by the Board consistent with the 1940 Act, applicable SEC regulations and the terms of any exemptive order issued to the Fund by the SEC; and

(d) The date on which the repurchase price for shares is to be determined shall occur no later than the fourteenth day after a repurchase request deadline, or the next business day if such day is not a business day.

The Fund’s repurchase offer policy is the subject of an exemptive order which permits the Fund to conduct periodic in-kind repurchase offers for up to 100% of the Fund’s outstanding Shares. This policy is intended to provide additional liquidity to Fund Shares and to reduce the discount at which Fund Shares have been trading on the NYSE. Under this policy which was approved by stockholders and is the subject of exemptive relief granted by the SEC, the Fund offers to repurchase no less than five percent of the Fund’s outstanding Shares each fiscal year, based on the number of Shares outstanding at the beginning of the fiscal year. Repurchase offers occur no more frequently than quarterly and are for between one and one hundred percent of the Fund’s outstanding Shares. The Board can set or reset the periodic interval between repurchase offers at three, six or 12 months.

The repurchase offers are not part of a plan to liquidate the Fund. Stockholder participation in the repurchase offers is not mandatory as stockholders can continue to purchase and sell Shares in cash transactions on the NYSE. See “Investment Objective and Policies—In-Kind Repurchase Offer Policy.”

Investment Adviser	Impulsora del Fondo México, S.A. de C.V. (“Impulsora” or the “Investment Adviser”) has acted as the Fund’s investment adviser since the Fund’s establishment in 1981.

The Investment Adviser also provides administrative services to the Fund pursuant to an Amended and Restated Administrative Services Agreement dated June 18, 2002. See “Management Agreement.”

Compensation of the Investment Adviser and Administrator

The Fund pays the Investment Adviser a fee at the annual rate of 1.00% of the Fund’s average daily net assets up to $200 million, 0.90% of such assets in excess of $200 million up to and including $400 million, and 0.60% of such assets in excess of $400 million, computed based upon the average daily value of the net assets of the Fund and payable within fifteen days after the end of each calendar month.

The Investment Adviser will benefit from the offer because its fees are based on the average net asset value applicable to shares of the Fund.

As its Administrator, the Fund also pays Impulsora a fee computed at the end of each calendar month on the basis of the average daily value of the net assets of the Fund (as translated into U.S. Dollars) for such month, at the annual rate of 0.07% of average daily net assets with a minimum annual fee of $350,000. The fee is payable within fifteen days after the end of each calendar month. See “Management Agreement.”

Custodian

The Fund maintains securities listed on the Mexican Stock Exchange in the book-entry system of Indeval, the Mexican central securities depository. BBVA Bancomer Servicios, SA acts as the Fund’s custodian for all Fund assets held in Mexico. Comerica Bank is the custodian for all assets held in the United States.

Transfer Agent, Dividend-Paying Agent and Registrar	American Stock Transfer & Trust Company acts as the Fund’s dividend-paying agent and as transfer agent and registrar for the Fund’s common stock and Dividend Reinvestment Plan.

RISK FACTORS AND SPECIAL CONSIDERATIONS AT A GLANCE

Certain matters that you should consider, among others, in connection with the offer are summarized below. For a more complete discussion of the risk factors and special considerations involved in investing in the Fund’s shares, see “Risk Factors and Special Considerations.”

Dilution—Net Asset Value and Non-Participation in the Offer

The Fund will experience a dilution of the aggregate net asset value per share of its common stock upon the completion of this offer because the subscription price will be less than the Fund’s then current net asset value per share. This dilution, which may be substantial, will be experienced by all Stockholders, irrespective of whether they exercise all or any portion of their Rights. It is not possible to determine the extent of this dilution at this time because the Fund does not know what proportion of the Shares will be purchased as a result of the offer.

Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the offer, own a smaller proportional interest in the Fund than would otherwise be the case if they exercised their Rights.

As of the date of this prospectus, the Subscription Price per Share for the offer is less than the Fund’s NAV per Share. Assuming that all Rights are exercised and there is no change in the NAV per Share, the aggregate net asset value of each Record Date Stockholder’s Shares should decrease as a result of the offer. The amount of any decrease in NAV is not predictable because it is not known at this time what the NAV per Share will be on the Expiration Date, what the subscription price will be or what proportion of the Shares will be purchased as a result of the offer.

Record Date Stockholders not wishing to exercise the Rights issued to them may still transfer or sell these Rights as set forth in this prospectus. The cash received from transferring Rights should serve as partial compensation for any possible dilution of a nonparticipating stockholder’s interest in the Fund. There can be no assurance, however, that a market for the Rights will develop or that the Rights will have any value. See “Risk Factors and Special Considerations—Dilution—Net Asset Value and Non-Participation in the Offer.”

Foreign Investments Generally

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

Mexico is considered to be an emerging market country. Investment in emerging markets presents greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market. The economies of emerging market countries generally are heavily dependent upon international trade, and have been and may be adversely affected by trade restrictions, currency values and economic conditions in the countries in which they trade.

Reduced market liquidity, as compared to U.S. markets, may also have an adverse effect on market price and the Fund’s ability to dispose of particular instruments when necessary and may make it more difficult for the Fund to obtain accurate market quotations of portfolio securities for valuing the Fund’s portfolio and calculating its net asset value. See “Risk Factors and Special Considerations—Foreign Investments Generally.”

Investment in Mexican Securities

Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets; (2) currency fluctuations; (3) higher rates of inflation and domestic interest rates; and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican securities market is not as large or as active as the securities markets in the United States. As of                         , 2004, the Mexican equity market capitalization was approximately [            ] compared to [            ], the equity market capitalization of the U.S. market. Generally, the Mexican securities market is characterized by a relatively small number of actively traded issues and high price volatility. This may affect the rate at which the Fund is able to invest in listed Mexican securities, the purchase and sale prices for such securities and the timing of conversions, purchases and sales.

In addition, the Mexican Stock Exchange is considered a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, such as the communications industry. Also, a certain Mexican individual holds a controlling interest in companies representing over 30% of the market capitalization of the Mexican Stock Exchange. Accordingly, factors affecting these particular industries can have a greater impact on the value of the Mexican securities market than events affecting other industries. To the extent the Fund concentrates its investments in certain industries in accordance with its concentration policy or is invested in companies which this Mexican individual controls, the Fund will be more susceptible to effects caused by changes in the economic climate, overall market volatility, or regulatory environment which impact these industries and any factors or events affecting this Mexican individual.

There is less publicly available information about the issuers of certain Mexican securities than is regularly published by issuers in the United States although some Mexican companies whose shares trade in US markets comply with US regulations. Further, financial statements and reported earnings of Mexican companies incorporate the effects of inflation and differ from those of U.S. companies in this respect as well as others. Also, there is generally less government supervision and regulation of exchanges, brokers and issuers in Mexico than there is in the United States. Mexican corporate laws regarding fiduciary responsibility and protection of stockholders are less developed than those in the United States. See “Risk Factors and Special Considerations—Risks Involved in Mexican Investment.”

The Fund is subject to the risks of political and economic instability with respect to its investments in Mexico. Although Mexico’s most recent presidential election in 2000 was clean and transparent and unprecedented in its election of the first non-dominant political party president in several decades, prior elections have produced significant political and economic instability. The Fund cannot provide any assurance that such instability will not recur. See “Risk Factors and Special Considerations—Risks Involved in Mexican Investment.”

Currency Exchange Rate Fluctuations

The Fund is subject to the risk of a decline in the value of the peso against the U.S. Dollar. Because the securities in the Fund’s portfolio are quoted in pesos, these securities must increase in value at a rate in excess of any rate of decline of the peso against the U.S. Dollar in order to avoid a decline in their equivalent U.S. Dollar value. Accordingly, a future decline in the value of the peso against the U.S. Dollar may result in a corresponding decline in the value of the securities held by the Fund that are denominated in pesos. The peso has been subject to significant devaluations in the past, although not in the recent past, and there can be no assurance that similar devaluations will not take place in the future. See “Risk Factors and Special Considerations—Currency Exchange Rate Fluctuations.” A decline in the value of the currency in which a portfolio security is denominated against the U.S. Dollar will generally result in a decline in the U.S. Dollar value of the Fund’s assets.

The Fund does not expect to hedge against a decline in the value of the peso.

Discount from Net Asset Value

The Fund’s Shares have historically traded in the market at a price which is below the Fund’s NAV. This characteristic of shares of closed-end investment companies is a risk separate and distinct from the risk that the Fund’s NAV will decrease. In the 12-month period ended [                    ], 2004, the Fund’s Shares traded in the market at an average discount to NAV of [        ]%. See “Risk Factors and Special Considerations—Net Asset Value Discount.”

Foreign Custody; Operating Expenses

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Regulatory oversight over the operations of foreign banks and securities depositories may be limited. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. See “Risk Factors and Special Considerations—Foreign Custody.”

Non-Diversified Status

The Fund is classified as a “non-diversified” management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in common stock of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. Although the Fund must diversify its holdings in order to be treated as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended (“Code”), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holdings sufficiently to be classified as a “diversified” management investment company under the 1940 Act. See “Risk Factors and Special Considerations—Non-Diversified Status.”

Investments in U.S. Dollar-Denominated Instruments

The Fund may invest in dollar-denominated investments such as U.S. Treasuries, U.S. Agency Securities, Agency Mortgage Backed Securities and Mexican Sovereign Debt. Regarding certain U.S. federal agency securities or government sponsored-entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mae, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), although the issuer may be chartered or sponsored by Acts of congress, the issuer is not funded by Congressional appropriations and its securities are neither guaranteed nor issued by the United States Treasury.

Tax Considerations

Value-added, withholding and/or other taxes may apply to the Fund and its investments, which will reduce the Fund’s return. The Fund intends to elect, when eligible, to “pass-through” to the Fund’s Stockholders, as a deduction or credit, the amount of foreign income and similar taxes paid by the Fund.

Anti-Takeover Provisions

The Fund has provisions in its Articles of Incorporation, Articles Supplementary and By-laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. The By-laws provide for a staggered election of Directors, with such Directors divided into three classes, each having a term of three years. Accordingly, only those Directors in one class may be changed in any one year and it would require two years to change a majority of the Board of Directors. The By-laws also contain certain qualifications for nominees for director positions and establish certain Board and/or stockholder supermajority approval requirements for certain corporate actions. This system of electing Directors may be regarded as having an anti-takeover effect, and may have the effect of maintaining the continuity of management and thus may make it more difficult for the Fund’s Stockholders to change the majority of Directors.

Articles Supplementary subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers. These provisions limit the ability of Stockholders to remove Directors, provide that the number of Directors may be fixed only by the Board, provide that certain vacancies on the Board of Directors may be filled only by the vote of the remaining Directors, and limit the ability of Stockholders to call a special meeting of Stockholders. See “[                        ].”

Market Disruption

As a result of terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility. U.S. military and related action in Iraq and Afghanistan and events in the Middle East could have significant adverse effects on U.S. and world economics and markets. A similar disruption of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund’s common stock. See “Risk Factors and Special Considerations—Market Disruption.”

FUND EXPENSES

Shareholder Transaction Expenses
Sales Load (as a percentage of the Subscription Price)(1)	[ %	]
Dividend Reinvestment Plan Fees	None
Annual Expenses (as a percentage of net assets attributable to the Common Stock)(2)
Management Fee	0. %
Administrative Fee	0. %
Interest Payments on Borrowed Funds	0. %

Other Expenses	0. %

Total Annual Expenses(3)%

(1)	The Fund has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to an aggregate of [ ]% of the aggregate Subscription Price for the Shares issued pursuant to the offer and to reimburse the Dealer Manager in part for its out-of-pocket expenses up to $[ ]. In addition, the Fund has agreed to pay a fee to each of the Subscription Agent and the Information Agent estimated to be $[ ] and $[ ], respectively, which includes reimbursement for their out-of-pocket expenses related to the offer. Total offering expenses are estimated to be $[ ], which assumes that the offer is fully subscribed. These fees will be borne by the Fund and indirectly by all of the Fund’s Stockholders, including those who do not exercise their Rights. See “Distribution Arrangements.”
(2)	Fees payable under the Management Agreement and Administration Agreement are calculated on the basis of the Fund’s average daily net assets. See “Management Agreement” and “Administration Agreement.” “Other Expenses” have been estimated for the current fiscal year.
(3)	The indicated % expense ratio assumes that the offer is fully subscribed, yielding estimated net proceeds of approximately $ (assuming a Subscription Price of $ ) and that, as a result, based on the Fund’s net assets of $ million attributable to holders of Common Stock on [Record Date], the net assets attributable to Stockholders would be $ million. It also assumes that net assets attributable to Stockholders will not increase or decrease due to currency fluctuations. The indicated ratio reflects all expenses of the offer.

The above table is intended to assist the Fund’s investors in understanding the various costs and expenses associated with investing in the Fund through the exercise of Rights.

Hypothetical Example

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

This Hypothetical Example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses above remain the same in the years shown. The above tables and the assumption in the Hypothetical Example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s shares. This Hypothetical Example reflects all recurring and non-recurring fees, including underwriting discounts and commissions. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund,” “Management Agreement” and “Administration Agreement.”

The hypothetical example should not be considered a representation of future expenses or rate of return and actual Fund expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

The following information, insofar as it relates to the years ended October 31, 2003, October 31, 2002, has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Fund, whose reports thereon were unqualified. Previous to that time, the information was audited by Arthur Anderson LLP as independent auditors for the Fund, whose reports thereon were unqualified. This information should be read in conjunction with the Financial Statements and Notes thereto and incorporated by reference in this prospectus.

The Mexico Fund, Inc. Financial Highlights

	For the Six Months Ended April 30, 2004 (Unaudited)		For the Year Ended October 31,
			2003	2002		2001		2000		1999	1998	1997	1996	1995	1994
Per Share Operating Performance:
Net asset value, beginning of period	$17.36		$15.46	$18.98		$20.84		$19.57		$15.52	$23.49	$17.33	$13.80	$33.48	$28.88
Net investment (loss) income	(0.02	)**	0.03 **	0.15	**	0.23	**	0.18	**	0.40	0.39 **	0.40	0.50	0.59 **	0.21	**
Net gain (loss) on investments and Translation of foreign currency	3.41	**	3.63 **	(1.30	)**	(2.31	)**	1.10	**	4.10	(7.48)**	6.16	3.46	(19.21)**	4.89	**

Total from investments operations	3.39	**	3.66 **	(1.15	)**	(2.08	)**	1.28	**	4.50	(7.09)**	6.56	3.96	(18.62)**	5.10	**

Less Dividends:
Dividends to stockholders from net investment income	—		(0.45)	(0.13)		(0.13)		(0.19)		(0.45)	(0.23)	(0.38)	(0.43)	—	(0.27)
Tax return of capital distribution	—		—	—		—		—		—	—	—	—	(0.05)	—
Dividends to stockholders from net realized gain on investments	(0.31)		(1.34)	(2.67)		(0.05)		—		—	(0.60)	(0.02)	—	(0.01)	(0.23)

Total dividends and distributions	(0.31)		(1.79)	(2.80)		(0.18)		(0.19)		(0.45)	(0.83)	(0.40)	(0.43)	(0.06)	(0.50)

Capital Share Transactions:
Capital charge resulting from issuance of fund shares	—		(0.03)	—		—		—		—	(0.05)	—	—	(1.00)	—
Effect on NAV of stock repurchased	—		0.06	0.43		0.40		0.18		—	—	—	—	—	—

Total capital share transactions	—		0.03	0.43		0.40		0.18		—	(0.05)	—	—	(1.00)	—
Net asset value, end of period	$20.44		$17.36	$15.46		$18.98		$20.84		$19.57	$15.52	$23.49	$17.33	$13.80	$33.48

Market value per share, end of period	$18.65		$15.36	$14.58		$16.70		$15.81		$14.31	$11.25	$18.69	$14.13	$12.25	$31.38

	For the Six Months Ended April 30, 2004 (Unaudited)	For the Year Ended October 31,
		2003	2002	2001	2000	1999	1998	1997	1996	1995	1994
Number of shares of common stock outstanding (000 omitted)	14,763	15,540	19,969	45,456	49,052	50,507	50,507	49,716	49,716	49,716	37,282
Total investment return based on market value per share	23.49%	22.49%	2.14%	6.64%	11.82%	31.92%	(36.70%)	35.03%	18.77%	(60.79%)	15.39%

Ratios to Average Net Assets:
Expenses	1.63%	1.92%	1.46%	1.07%	0.96%	0.98%	0.93%	0.91%	1.00%	1.14%	0.92%
Expenses, net of reimbursement	1.63%	1.92%	1.37%	1.07%	0.96%	0.98%	0.93%	0.91%	1.00%	1.14%	0.92%
Net investment income available to common stockholders	(0.28)%	0.15%	0.83%	1.12%	0.78%	2.14%	1.87%	1.80%	2.93%	3.24%	0.63%

Supplemental Data:
Portfolio turnover rate	18.15%	28.99%	43.36%	29.69%	22.27%	6.40%	3.69%	7.58%	9.57%	10.61%	3.89%
Net assets of common stockholders, end of year (000 omitted)	$301,752	$269,762	$308,763	$862,977	$1,022,136	$988,627	$783,775	$1,167,893	$861,750	$685,896	$1,248,094

**	Amounts were computed based on average shares outstanding during the period.

Note: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets of common stockholders and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund’s common shares.

THE OFFER

Purpose of the Offer

The Board of Directors has determined that it would be in the best interest of the Fund and its Stockholders to increase the assets of the Fund available for investment thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities arising in the Mexican securities market. In connection with the Board’s consideration of this offer, the Investment Adviser presented information regarding recent and future developments in the Mexican securities market.

Convergence with U.S. Market, Further Free Trade Initiatives

Since the passage of NAFTA in 1994, the Mexican economy has developed significantly and increasingly exhibits convergence with the U.S. market in key economic indicators. Some examples of recent and past developments:

•	Substantial increases in manufacturing exports

•	Historically low Mexican current account deficit

•	Investment grade rating for Mexican sovereign debt

•	Success of a free floating peso currency

•	Autonomy of Mexican Central Bank

•	Historically low levels of inflation

•	Historically low levels of interest rates

•	Emergence of and demand for long-term, fixed interest rate, 10 and 20 year Mexican Treasury bonds denominated in pesos

In addition, NAFTA has led to the successful negotiation of at least ten other free trade agreements with thirty countries including Japan, Israel, Chile, and the European Union.

Mexico continues to be the second largest trade partner of the United States after Canada. According to figures published by the U.S. Census Bureau, during the first quarter of 2004, total trade between Mexico and the United States amounted to $62.3 billion, with a trade balance surplus for Mexico of $10.4 billion. It is important to mention the recent significant growth of total trade levels between the United States and China, which amounted to $48.2 billion during the same period, and that has resulted in the largest trade deficit of $30.2 billion for the United States with a single country.

Recent Positive Market Developments

Certain favorable indicators for the Mexican economy and the Mexican Stock Exchange in 2004 include:

•	First quarter GDP growth rate of 3.7%

•	Mexican sovereign debt risk reached historical low in April 2004

•	Current account deficit (as of ) equivalent to 1% of GDP

•	Sales growth of Mexican Stock Exchange listed companies show growth rates higher than GDP

In addition, a recent construction boom resulting from scarce housing, historical low interest rates, and financial and other support from the current administration, has led to the initial public offerings on the Mexican Stock Exchange of three companies since October 2003 after several years with virtually no new initial listings on the Mexican Stock Exchange.

The Mexican Stock Exchange should also be affected positively by recent fiscal modifications permitting the securitization of real estate properties and the issuance of securities via a trust vehicle. Other possible investment opportunities may arise by virtue of the ability of private pension funds to increasingly invest in equity securities. In April 2004, the Mexican authorities approved changes to the investment regime applicable to the private pension funds of Mexico (Afores). It is anticipated that by mid-December of this year, up to 15% of the Afores’ assets may be invested in capital-protected equity-indexed notes and directly in the equity market for hedging purposes. Total assets managed by the Afores today amount to around $40 billion. Investments by Afores into equity securities may have a positive effect on the equity market and could be the beginning of a trend by the Afores towards additional exposure to the Mexican equity market.

Fund Investments in Growth-Oriented Small- and Medium-Capitalization Companies

In the last two years, the Fund has increasingly invested Fund assets in attractive and growth-oriented small- and medium-capitalization companies with desirable results. The Investment Adviser anticipates seeking similar investment opportunities for the Fund in its efforts to provide the Fund with the best possible relative performance against its benchmarks. The Investment Adviser would like to be able to make these investments without the sale or liquidation of other favorable positions.

Due to these positive economic and market developments, the Fund believes that now is an opportune time to raise further assets for investment in listed companies.

This offer provides existing Stockholders the opportunity to purchase additional Shares at a price below market price and net asset value (subject to the sales load described in this prospectus). The distribution to Record Date Stockholders of transferable rights, which may themselves have intrinsic value, also will afford non-participating Record Date Stockholders the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the dilution of their interests. In addition, the Fund’s Board of Directors believes that increasing Fund assets available for investment should result in a modest lowering of the Fund’s expenses as a percentage of average net assets because fixed costs of the Fund can be spread over a larger asset base. Moreover, the Fund’s Board of Directors considered the impact of this offer on the Fund’s net asset value per share. For a discussion of the potential impact of this offer on current stockholders, such as dilution, see “Risk Factors and Special Considerations.”

In determining that this offer was in the Fund’s best interest and in the best interest of the Fund’s Stockholders, the Board of Directors retained [                        ], the Dealer Manager in this offer, to provide the Fund with financial advisory, marketing and soliciting services relating to this offer, including the structure, timing and terms of the offer. In addition, the Fund’s Board of Directors considered, among other things, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund if this offer is not fully subscribed and the experience of the Dealer Manager in conducting rights offerings. The Board also considered the Fund’s repurchase offer policy and the interaction of the Fund’s obligations under its repurchase offer policy with a possible rights offering. The Board recognized that the repurchase offer policy is intended to provide Stockholders with additional liquidity in their Fund shares while also seeking to alleviate the Fund’s market discount. An objective of the repurchase offer policy, which appears to have been successful thus far was to increase Stockholder value without jeopardizing the management of the Fund consistent with its investment objective. The timing of this offer will permit the Fund to take advantage of the market developments and opportunities previously described and provides a means for Record Date Stockholders to increase their investment in the Fund at a reduced price by exercising their Rights or alternatively, obtaining some return by selling their Rights. The proposed offer and the next repurchase offer anticipated to occur in January 2005 provide Stockholders with additional liquidity in the Fund while taking into account the market in which the Fund invests and the interests of all of its Stockholders.

There is no assurance that this offer will be successful or that, by increasing the Fund’s size, its aggregate expenses and, correspondingly, its expense ratio will be lowered. In particular, the Fund’s in-kind repurchase offer policy may counteract the possible positive effects of a rights offering on the Fund’s expense ratio. Nor can the Fund provide any assurance that the investment of the proceeds of the offer will be successful or provide favorable returns.

Although the Fund has no present intention to do so, the Fund may, in the future and in its discretion, choose to make additional rights offerings from time to time and for a number of shares and on terms which may or may not be similar to this offer. Any such future rights offering will be made in accordance with the 1940 Act.

For a discussion of certain benefits of this offer to affiliates of the Fund, see “Certain Effects of this Offer”.

Terms of the Offer

The Fund is issuing to Record Date Stockholders transferable Rights to subscribe for an aggregate of [                    ] Shares. Each Record Date Stockholder is being issued one transferable Right for each whole Share owned on the Record Date.

The Rights entitle the Record Date Stockholder to acquire at the Subscription Price one Share for every [            ] Rights held
 (1–for–[        ]). Rights may be exercised at any time during the subscription period, which commences on [Start Subscription Period] and ends at 5:00 p.m., New York City time, on [Expiration Date], the Expiration Date, unless extended by the Fund. The Fund will apply to list the Rights for trading on the NYSE under the symbol “MXF.RT” during the course of the offer. The Shares, once issued, will be listed on the NYSE under the symbol “MXF.” The Rights will be evidenced by subscription certificates which will be mailed to Record Date Stockholders, except as discussed below under “Foreign Stockholders.”

The Fund will not issue fractional shares of common stock upon the exercise of rights. Consequently, Rights Holders who receive or who have remaining fewer than [            ] Rights will not be able to purchase a share upon the exercise of those Rights (although such Rights Holders who are Stockholders on the record date may subscribe for Shares under the over-subscription privilege). [The number of Rights issued to a Record Date Stockholder will be rounded up to the nearest number of Rights evenly divisible by         . In the case of Shares held of record by Cede & Co. (“Cede”), as nominee for the Depository Trust Company (“DTC”), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by         ) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on                             , 2004 a written representation of the number of Rights required for such rounding.

The Rights are transferable among Record Date Stockholders and non-Record Date Stockholders. Holders of Rights who are not Record Date Stockholders (“Rights Holders”) may purchase Shares in the Primary Subscription, but are not entitled to subscribe for Shares pursuant to the over-subscription privilege described below. Record Date Stockholders and Rights Holders purchasing Shares in the Primary Subscription and Record Date Stockholders who purchase Shares pursuant to the over-subscription privilege are hereinafter referred to as “Exercising Rights Holders.”

Shares not subscribed for during the subscription period will be offered, by means of the over-subscription privilege, to Record Date Stockholders who fully exercise the Rights issued to them pursuant to this offer (other than those Rights that cannot be exercised because they represent in the aggregate the right to acquire less than one Share) and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the exercise of their Rights, subject to certain limitations and subject to allotment. Investors who are not Record Date Stockholders, but who otherwise acquire Rights to purchase Shares pursuant to this offer, are not entitled to subscribe for any Shares pursuant to the over-subscription privilege. See “Over-Subscription Privilege” below.

For purposes of determining the number of Shares a Record Date Stockholder may acquire pursuant to the offer, broker-dealers, trust companies, banks or others whose Shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or the other depository or nominee on their behalf.

There is no minimum number of Rights which must be exercised in order for the offer to close.

Over-Subscription Privilege

Shares not subscribed for by Record Date Stockholders or Rights Holders (“Excess Shares”) will be offered, by means of the Over-Subscription Privilege, to the Record Date Stockholders who have exercised all exercisable Rights issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Stockholders should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights issued to them, how many Excess Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all Record Date Stockholders over-subscription requests will be honored in full. If Record Date Stockholder requests for Shares pursuant to the Over-Subscription Privilege exceed the Excess Shares available, the available Excess Shares will be allocated pro-rata among Record Date Stockholders who oversubscribe based on the number of Rights originally issued to such Record Date Stockholders. The percentage of remaining Shares each over-subscribing Exercising Stockholder may acquire will be rounded down to result in delivery of whole Shares. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis.

Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner’s Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders with the Subscription Certificates.

The Fund will not offer or sell in connection with the offer any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

The Fund has been advised that Impulsora and certain Directors that own shares in the Fund intend to exercise all of the Rights initially issued to them. If additional Shares remain after all over-subscriptions other than the over-subscriptions submitted by these Directors are honored in full, such Directors may purchase all or any of the remaining Shares. If additional Shares do not remain after all over-subscriptions by Exercising Stockholders other than such Directors are honored, then such Directors will not receive Shares pursuant to the Over-Subscription Privilege. Rule 144 under the Securities Act of 1933, as amended (“1933 Act”), generally provides that an “affiliate” of the Fund is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of 1% of the then outstanding shares of Common Stock or the average weekly reported trading volume of the Common Stock during the four calendar weeks preceding the sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from a Director’s and Impulsora’s sale of Shares within a period of less than six months from the purchases may have to be returned to the Fund.

The Subscription Price

The subscription price for the Shares to be issued pursuant to the offer will be [    ] of the lower of (i) the average of the last reported sale prices of a Share on the NYSE on the Expiration Date and the preceding four business days; and (ii) the net asset value per Share as of the close of business on the Expiration Date (“Subscription Price”). For example, if the average of the last reported sale prices on the NYSE on the Expiration Date and the preceding four business days of a Share is $         and the net asset value per Share on such date is $        , the Subscription Price would be $         per Share ([    ] of             ). Since the Expiration Date of the subscription period will be                             , 2004 (unless the Fund extends the subscription period), Rights Holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the shares subscribed for on primary subscription and, if eligible, any additional shares subscribed for pursuant to the Over-Subscription Privilege at the estimated Subscription Price of $         per Share. See “Payment for Shares” below. Rights Holders who exercise their Rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for shares by the subscription agent. The Fund does not have the right to withdraw the Rights or cancel this offer after the Rights have been distributed.

The Fund announced the offer after the close of trading on the NYSE on                     , 2004. The net asset value per Share at the close of business on                     , 2004 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement) and on                     , 2004 (the last trading date on which the Fund publicly reported its net asset value prior to the date of this prospectus) was $         and $        , respectively, and the last reported sales price of a Share on the NYSE on those dates was $         and $        , respectively.

Expiration of the Offer

The offer will expire at 5:00 p.m., New York City time, on [Expiration Date], 2004, unless extended by the Fund. The Rights will expire on the Expiration Date and thereafter may not be exercised.

Any extension of the offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

Subscription Agent

The subscription agent is [name] (“Subscription Agent”). The Subscription Agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $[                ] which includes reimbursement for all out-of-pocket expenses related to the offer. [The Subscription Agent is also the Fund’s transfer agent, dividend-paying agent and registrar for the Common Stock.] Questions regarding the Subscription Certificates should be directed by mail to [name] [address] or by telephone to [telephone number] (toll free). Stockholders may also subscribe for the offer by contacting their broker-dealer, trust company, bank, or other nominee.

Completed Subscription Certificates must be sent together with proper payment of the Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege (for Record Date Stockholders) to [name] by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by facsimile to (            )             -             to be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Facsimiles should be confirmed by telephone at (            )             -            . The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., New York City time, on the Expiration Date or by the close of business on the third business day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See “Payment for Shares” below.

Subscription Certificate Delivery Method	Address/Number
By Notice of Guaranteed Delivery	Contact your broker-dealer, trust company, bank, or other nominee to notify the Fund of your intent to exercise the Rights.

By First Class Mail Only (No Overnight /Express Mail)	The Mexico Fund, Inc. [name of subscription agent] [address]

By Hand to New York Delivery Window	The Mexico Fund, Inc. Securities Transfer & Reporting Services, Inc. [name of subscription agent] [address]

By Express Mail or Overnight Courier	The Mexico Fund, Inc. [name of subscription agent] [address]

Delivery to an address other than one of the addresses listed above will not constitute valid delivery.

Information Agent

Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this Prospectus or Subscription Certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:

The Information Agent for the Offer is:

[Insert]

Stockholders may also contact their brokers or nominees for information with respect to the offer. The Information Agent will receive a fee estimated to be $[            ], which includes reimbursement for its out-of-pocket expenses related to the offer.

Sale of Rights

The Rights are Transferable Until the Expiration Date. The Rights will be listed for trading on the NYSE, subject to notice of issuance. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. Trading in the Rights on the NYSE is expected to be conducted on a “when issued” basis beginning on or about                     , 2004, until and including on or about                     , 2004. Thereafter, the Rights are expected to trade on a “regular-way” basis until and including                     , 2004 (or if the offer is extended, until the last business day prior to the Expiration Date). Exercising Rights Holders are encouraged to contact their broker, bank, trustee or other nominees for more information about trading of the Rights.

Sales Through Subscription Agent and Dealer Manager. Record Date Stockholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any Rights they do not intend to exercise themselves through or to the Dealer Manager. Subscription Certificates representing the Rights to be sold through or to the Dealer Manager must be received by the Subscription Agent on or before                     , 2004 (or if the offer is extended, until two business days prior to the Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager either to purchase or to use its best efforts to complete the sale and the Subscription Agent will remit the proceeds of sale to the selling Record Date Stockholders. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Dealer Manager on the day such Rights are sold. The sale price of any Rights sold to the Dealer Manager will be based upon the then current market price for the Rights. The Dealer Manager will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales for the benefit of such non-claiming Record Date Stockholders until such proceeds are either claimed or revert to the state. There can be no assurance that the Dealer Manager will purchase or be able to complete the sale of any such Rights and neither the Fund nor the Dealer Manager has guaranteed any minimum sales price for the Rights. If a Record Date Stockholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights, then the other broker-dealer or financial institution may charge a fee to sell the Rights.

Other Transfers. The Rights evidenced by a Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Stockholder or, if the Record Date Stockholder so instructs, to an additional transferee. The signature on the Subscription Certificate must correspond with the name as written upon the face of the Subscription Certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (“1934 Act”), subject to the standards and procedures adopted by the Fund.

Record Date Stockholders wishing to transfer all or a portion of their Rights should allow at least five business days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Subscription Agent and Dealer Manager (which will be paid by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of those commissions, fees or expenses will be paid by the Fund, the Subscription Agent or the Dealer Manager.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of DTC. Rights exercised through DTC are referred to as “DTC Exercised Rights.” Record Date Stockholders of DTC Exercised Rights may exercise the Over-Subscription Privilege in respect of such DTC Exercised Rights by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York City time, on the Expiration Date, a Nominee Holder Over-Subscription Subscription Certificate or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised.

Methods for Exercising Rights

Rights are evidenced by Subscription Certificates that, except as described below under “Foreign Restrictions,” will be mailed to Record Date Stockholders or, if a Record Date Stockholder’s Shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the Subscription Price by the Expiration Date. Rights may also be exercised by contacting your broker, trustee or other nominee, who can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the third Business day after the Expiration Date. A fee may be charged for this service. Completed Subscription Certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under “Payment for Shares”) at the offices of the Subscription Agent at the address set forth above. Fractional Shares will not be issued upon the exercise of Rights.

Exercising Stockholders Who Are Record Owners. Exercising Stockholders who are owners of record may choose either option set forth under “Payment for Shares” below. If time is of the essence, alternative (2) will permit delivery of the Subscription Certificate and payment after the Expiration Date.

Stockholders Whose Shares Are Held by a Nominee. Stockholders whose Shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the Stockholder and arrange for proper payment by one of the methods set forth under “Payment for Shares” below.

Nominees. Nominees, such as brokers, trustees or depositories for securities, who hold Shares for the account of others should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described below under “Payment for Shares” below.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Fund, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Fund reserves the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of Fund’s counsel, be unlawful.

Foreign Restrictions

Subscription certificates will not be mailed to Stockholders whose addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia). The Subscription Agent will hold the rights to which those Subscription Certificates relate for these Stockholders’ accounts until instructions are received to exercise the Rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York city time, on [                    ], 2004, three business days prior to the Expiration Date (or, if the subscription period is extended, on or before three business days prior to the extended Expiration Date), the Subscription Agent will transfer the Rights of these Stockholders to the Dealer Manager, which will either purchase the Rights or use its best efforts to sell them. The net proceeds, if any, from sale of those Rights will be remitted to these Stockholders.

Payment for Shares

Stockholders who wish to acquire Shares pursuant to the offer may choose between the following methods of payment:

1. An Exercising Rights Holder may send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Stockholders) to the Subscription Agent based on the Subscription Price of $             per Share (        % of the lower of (i) the average of the last reported sales prices of a Share on the NYSE on the Expiration Date and the four preceding business days and (ii) the net asset value per share on the Expiration Date). To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent’s offices set forth above, prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all funds received by it for the purchase of Shares into a segregated interest-bearing account (the interest from which will accrue to the benefit of the Fund) pending proration and distribution of Shares. A payment pursuant to this method must be in U.S. Dollars by money order or check drawn on a bank or branch located in the United States, must be payable to The Mexico Fund, Inc. and must accompany a properly completed and executed Subscription Certificate for such Subscription Certificate to be accepted. Exercise by this method is subject to actual collection of checks by 5:00 p.m., New York City time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, Exercising Rights Holders are strongly urged to pay, or arrange for payment, by means of a certified or cashier’s check or money order.

2. Alternatively, an Exercising Rights Holder may acquire Shares, and a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile or otherwise from a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the NYSE Medallion Signature Program guaranteeing delivery of (i) payment of the Subscription Price of $             per Share for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Stockholders who are exercising all of the Rights originally issued to them), and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on                     , 2004 (or if the offer is extended, until the third business day after the Expiration Date).

On a date within eight business days following the Expiration Date (“Confirmation Date”), the Subscription Agent will send to each Exercising Rights Holder (or, if shares of Common Stock are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of Shares purchased pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege (for Record Date Stockholders who are exercising all of the Rights originally issued to them); (iii) the per Share and total purchase price for the Shares and (iv) any additional amount payable to the Fund by the Rights Holder or any excess to be refunded by the Fund to the Rights Holder, in each case based on the subscription price as determined on the Expiration Date. If any Rights Holder, if eligible, exercises his right to acquire Shares of the Fund’s common stock pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for Shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from a Rights Holder must be received by the Subscription Agent within ten business days after the confirmation date. Any excess payment to be refunded by the Fund to a Rights Holder will be mailed by the Subscription Agent to the Rights Holder as promptly as practicable. All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to The Mexico Fund, Inc.

The Subscription Agent will deposit all funds received by it prior to the final payment date into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of the Shares.

Whichever of the two methods described above is used, issuance of the Shares purchased is subject to collection of checks and actual payment. If a Rights Holder who subscribes for Shares pursuant to the Primary Subscription or Over-Subscription Privilege (for Record Date Stockholders) does not make payment of any amounts due by the Expiration Date or the date guaranteed payments are due under a notice of guaranteed delivery, the Subscription Agent reserves the right to take any or all of the following actions: (i) find other Record Date Stockholders who wish to subscribe for such subscribed and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such Rights Holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege, and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares.

The method of delivery of Subscription Certificates and payment of the Subscription Price to the Fund will be at the election and risk of the Exercising Rights Holders, but if sent by mail it is recommended that such Certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York City time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Exercising Rights Holders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent, except as provided below under “Notice of NAV Decline.”

Notice of NAV Decline

The Fund, as required by the SEC’s registration form, will suspend the offer until it amends this prospectus if, subsequent to the date of this prospectus, the Fund’s NAV declines more than 10% from its NAV as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Stockholders of the decline and permit Exercising Rights Holders to cancel their exercise of Rights.

Delivery of Stock Certificates

Participants in the Fund’s Dividend Reinvestment Plan (“Plan”) will have any Shares that they acquire pursuant to the offer credited to their Stockholder dividend reinvestment accounts in the Plan. Stockholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers’ behalf will have any Shares that they acquire credited to the account of Cede or the other depository or nominee. With respect to all other Stockholders, stock certificates for all Shares acquired will be mailed after payment for all the Shares subscribed for has cleared, which may take up to 15 days from the date of receipt of the payment.

Federal Income Tax Consequences of the Offer

For Federal income tax purposes, neither the receipt nor the exercise of the Rights by Stockholders will result in taxable income to Record Date Stockholders, and no loss will be realized if the Rights expire without exercise.

A Record Date Stockholder’s basis in a Right will be zero unless either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value of the Shares with respect to which the Right was distributed, or (ii) the Record Date Stockholder elects, in his or her Federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of the Shares to the Right. If either of clauses (i) and (ii) is applicable, then if the Right is exercised, the Record Date Stockholder will allocate his or her basis in the Shares with respect to which the Right was distributed between the Shares and the Right in proportion to the fair market values of each on the date of distribution.

The holding period of a Right received by a Record Date Stockholder includes the holding period of the shares of Common Stock with regard to which the Right is issued. If the Right is exercised, the holding period of the Shares acquired begins on the date the Right is exercised.

If a Right is sold, a gain or loss will be realized by the holder in an amount equal to the difference between the basis of the Right sold and the amount realized on its disposition.

A Record Date Stockholder’s basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Record Date Stockholder’s basis in the Right, if any, and the Subscription Price per Share. A Record Date Stockholder’s gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the Share is held for more than one year.

The foregoing is a general summary of the material U.S. Federal income tax consequences of the offer under the provisions of the Code, and Treasury regulations presently in effect that are generally applicable to Record Date Stockholders that are United States persons within the meaning of the Code, and does not cover foreign, state or local taxes. The Code and Treasury regulations are subject to change by legislative or administrative action, which may be retroactive. Exercising Rights Holders should consult their tax advisors regarding specific questions as to foreign, Federal, state or local taxes.

ERISA Considerations

Stockholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts (collectively, “Retirement Plans”) should be aware that additional contributions of cash to a Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights would be treated as contributions to the Retirement Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In case of Retirement Plans qualified under Section 401(a) of the Code and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if Rights are sold or transferred by a Retirement Plan.

Retirement Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an Individual Retirement Account (“IRA”) is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel and other advisers regarding the consequences of their exercise of Rights under ERISA and the Code.

Distribution Arrangements

[                                                 ], who is a broker-dealer and member of the National Association of Securities Dealers, Inc. will act as Dealer Manager for this offer. Under the terms and subject to the conditions contained in the dealer management agreement dated the same date as this prospectus, the Dealer Manager will provide financial advisory service and market services in connection with this offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. This offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the aggregate subscription price for Shares issued pursuant to this offer.

The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the subscription price per Share for each Share issued pursuant to this offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights, solicitation fees equal to 0.50% of the subscription price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Shares held by each broker-dealer through DTC on the record date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the Dealer Manager.

In addition, the Fund has agreed to reimburse the Dealer Manager an amount equal to [                    ] for its partial expenses incurred in connection with this offer. The Fund has agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of bad faith, willful misconduct, or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

Prior to the expiration of this offer, the Dealer Manager may independently offer for sale Shares, including Shares acquired through purchasing and exercising the Rights, at prices it sets. The Dealer Manager may realize profits or losses independent of any fees described in this prospectus.

Certain Effects of this Offer

The Fund’s Investment Adviser will benefit from this offer because the investment advisory fee and the administrative fee are based on the Fund’s net assets. See “Management.” It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of this offer because it is not known how many Shares will be subscribed for and because the proceeds of the offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming (i) all Rights are exercised; (ii) the Fund’s average weekly net asset value during 2004 is $         per Share and (iii) the subscription price is $         per Share (    % of the last reported sale price on a Share on (                        ) and after giving effect to Dealer Manager and soliciting fees, the Investment Adviser would receive additional advisory and administrative fees of $             and $            , respectively. One of the Fund’s Directors who voted to authorize this offer is an interested person of the Investment Adviser. The other Directors who approved this offer are not affiliated with the Investment Adviser or administrator.

USE OF PROCEEDS

If [# of shares] Shares are sold at the Subscription Price of $            , the net proceeds of the offer are estimated to be approximately $                    , after deducting commissions and expenses payable by the Fund estimated at approximately $                . The Investment Adviser anticipates that investment of the net proceeds, in accordance with the Fund’s investment objective and policies, will take approximately three months (but in no event later than six months from the date of this prospectus) from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. See “The Offer—Purpose of the Offer,” “Investment Objective and Policies” and “Investment Restrictions.”

Pending such investment, the proceeds may be invested in high-quality, short-term obligations of the Mexican federal government, which is not in accordance with the Fund’s primary investment objective; but is in accordance with the policies described in “Investment Objective and Policies” below. The Fund invests in an emerging market whose liquidity may delay the investment of the proceeds in a manner consistent with the Fund’s primary investment objective.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated under the laws of the State of Maryland on January 31, 1981 and was the first publicly offered United States registered investment company organized to invest primarily in Mexican equity securities listed on the Bolsa. The Fund’s investment objective is long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange. No assurance can be given that the Fund’s investment objective will be achieved.

Description of Common Stock

The Fund is authorized to issue 150,000,000 Shares. Each Share has equal voting, dividend, distribution and liquidation rights. The Shares outstanding and the Shares offered hereby, when issued and paid for pursuant to the terms of the offer, will be fully paid and non-assessable. Shares are not redeemable and have no preemptive, conversion or cumulative voting rights.

The number of Shares outstanding as of                     , 2004 was [insert number]. The number of Shares outstanding as of                     , 2004 adjusted to give effect to the offer, assuming that all Rights are exercised and the applicable Shares issued, would be [insert number].

The Fund’s Shares are publicly held and listed and traded on the NYSE. The following table sets forth for the quarters indicated the highest and lowest daily closing prices on the NYSE per Share of Common Stock and the NAV per Share and the premium or discount from NAV on the date of each of the high and low market prices. The table also sets forth the number of Shares traded on the NYSE during the respective quarter.

During Quarter Ended	NAV per share (1)		NYSE Market Price (2)		Discount (3)		NYSE Volume
	High	Low	High	Low	Low	High
January 31, 2002	19.70	16.92	17.69	14.57	-9.68%	-14.81%	2,172,900
April 30, 2002	21.54	18.49	20.12	16.35	-5.79%	-12.87%	4,262,700
July 31, 2002	20.77	16.04	19.64	14.57	-4.84%	-8.34%	3,262,100
October 31, 2002	17.00	14.60	15.95	13.51	-3.54%	-8.19%	1,380,100
January 31, 2003	16.15	12.44	14.80	10.90	-7.69%	-14.12%	1,803,300
April 30, 2003	14.69	12.16	12.70	10.22	-11.40%	-16.40%	1,158,000
July 31, 2003	16.24	14.59	14.48	12.60	-10.16%	-14.28%	1,074,400
October 31, 2003	17.36	15.71	15.38	13.86	-9.51%	-12.78%	1,036,100
January 31, 2004	20.89	17.11	19.03	15.25	-8.56%	-12.16%	1,096,500
April 30, 2004	22.58	20.44	20.95	18.32	-6.95%	-10.51%	1,593,000
July 31, 2004	21.70	19.36	19.74	17.11	-7.35%	-10.12%	906,100

(1)	Source: Impulsora del Fondo México, S.A. de C.V.
(2)	Source: NYSE
(3)	Source: Impulsora del Fondo México, S.A. de C.V. Figures reflect the range of discount at the end of business

(2)	Highest and lowest daily closing market price per Share as reported on the NYSE.
(3)	“Related Premium(+)/Discount(–)” represents the premium or discount from NAV of the Shares on the date of the respective high and low market price for the respective quarter.

On [Record Date], the per Share NAV was $             and the Share market price was $            , representing a             % discount from such NAV.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund’s investment objective may not be changed without the approval of the holders of a majority of the outstanding Shares. A majority vote, as defined by the 1940 Act, means the affirmative vote of the lesser of (i) 67% of the relevant Shares represented at a meeting at which more than 50% of such Shares are represented, or (ii) more than 50% of the relevant Shares.

Investment Policies

Generally

To achieve its investment objective, the Fund may invest at least 80% of its total assets in equity securities listed on the Mexican Stock Exchange. The Fund may also invest in fixed-income securities and bank time deposits of Mexican banks, all of which are peso-denominated and may be dollar-linked (i.e., paid in pesos but with repayment linked to a dollar exchange rate), in order to provide appropriate liquidity to take advantage of market opportunities and meet cash requirements. The Fund may also invest in dollar-denominated deposits and dollar-denominated investments such as U.S. Treasuries, U.S. Agency securities, Agency Mortgage-Backed Securities and Mexican Sovereign Debt. As market or other conditions require, the proportion of the Fund’s assets held in fixed-income securities or bank time deposits may vary. The Fund will not realize capital gains for the sole purpose of making distributions to stockholders.

The Fund’s assets are diversified over a broad spectrum of the Mexican economy. Industries in which the Fund currently invests include cement, communications, construction, financial groups, food and beverages, housing, mining, pulp and paper, retail stores, service and steel.

Concentration Policy

The Fund has adopted a fundamental policy which permits it to concentrate its investments in any industry or group of industries of the Mexican Stock Exchange Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the Index; provided, however, that the Fund will not exceed the Index concentration by more than 5%. At the end of                      2004, the only industry group that represented 20% or more of the value of the securities included in the Mexican Stock Exchange Index is the communications industry group. This industry includes local, long-distance and cellular telephone companies, as well as broadcast and media companies. Approximately [86.5%] of this industry group is comprised of stocks of telecommunications companies. At the end of                     , 2004,             % of the Fund’s net assets were

invested in this industry group. This is compared with the communication industry group’s weighting of approximately         % of the Mexican Stock Exchange Index. The Investment Adviser continually evaluates the Fund’s concentration and may choose not to concentrate in this industry group in the future or to concentrate in other industry groups subject to this concentration policy.

Small- and Medium-Capitalization Equity Investments

The Investment Adviser has also sought to identify and invest a larger percentage of Fund assets in securities issued by small- and medium-capitalization companies listed on the Bolsa which it believes offer potential for long-term capital appreciation. Investments in securities of these issuers may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities issued by more established companies. The Fund has not established any minimum capitalization or length of operating history for these issuers.

Repurchase Agreements, Securities Lending and Borrowing

The Fund may enter into repurchase agreements with banks and broker-dealers pursuant to which the Fund may acquire a security for a relatively short period (usually no more than a week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund’s Board of Directors, i.e., banks or broker-dealers which have been determined by the Fund’s Investment Adviser to present no serious risk of becoming involved in bankruptcy proceedings within the period contemplated by the repurchase transaction. The Investment Adviser monitors the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund’s Board of Directors, i.e., banks or broker-dealers which have been determined by the Investment Adviser to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

To generate income, the Fund may also lend portfolio securities to borrowers, although it has not done so since 1999 and has no present intention to enter into any securities lending arrangement. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities, irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. In connection with the lending of its portfolio securities, the Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of right in the collateral should the borrower become insolvent.

The Fund has the ability to borrow money to the extent permitted, or as not prohibited, by the 1940 Act. The 1940 Act requires the Fund to maintain “asset coverage” of not less than 300% of its “senior securities representing indebtedness,” as those terms are defined and used in the 1940 Act.

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others (i) the Investment Adviser’s own evaluations of the market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company; (ii) the potential for capital appreciation of the securities; (iii) the prices of securities relative to other comparable securities; (iv) the composition of the portfolio; (v) corporate governance practices; (vi) quality of management; (vii) associations with leading international companies; and (viii) vulnerability to external events. The Investment Adviser utilizes its own internal financial, economic and credit analysis resources as well as information from other sources to seek investments in industries and companies that the Investment Adviser believes have overall growth prospects and a strong competitive position in domestic and/or export markets. The Investment Adviser maintains specific research files for each listed company in which the Fund invests and possible investments that include, among other information, analysis of the economic sector, financial information, business performance, market share, management, investment programs, competition, identified risks, sales and profits forecasts.

The investment-decision process includes daily review of the market and of relevant information regarding listed companies in which the Fund may invest or has invested. This process also involves weekly meetings among the Director General of the Investment Adviser and his appropriate staff, plus, when required, meetings and discussions with company executives. The research personnel of the Investment Adviser visit companies included in the Fund’s portfolio and target companies for review regularly and attend most stockholder meetings. Additionally, companies and brokerage houses doing “road shows” to offer new equity securities or to keep investors informed often visit the Investment Adviser. Personnel of the Investment Adviser also participate in joint meetings with listed companies organized by brokerage houses for clients and analysts, as well as in regular “conference calls” prepared by specific issuers.

In-Kind Repurchase Offer Policy

In 2002, the Fund adopted a fundamental policy pursuant to which it will make offers to repurchase its shares at least once each fiscal year based on the number of outstanding shares at the beginning of the fiscal year. As part of the fundamental policy, the Fund will offer to repurchase no less than five percent of its outstanding shares each fiscal year. Deadlines for participation in a repurchase offer will be disclosed in the notification provided to stockholders of a repurchase offer and will be determined by the Board consistent with the 1940 Act, applicable SEC regulations and the terms of the exemptive order issued by the Fund from the SEC regarding its repurchase offers. The date on which the repurchase price for shares is to be determined shall occur no later than the fourteenth day after a repurchase request deadline, or the next business day if that day is not a business day.

For each repurchase offer, the Fund offers to repurchase between one and 100 percent of the Fund’s outstanding shares. Participating stockholders generally receive a pro-rata distribution or “slice” of the Fund’s portfolio securities in return for their repurchase shares except for (a) securities which, if distributed, would be required to register under the Securities Act of 1933; (b) securities issued by entities in countries which restrict or prohibit the holding of securities by non-nationals other than through qualified investment vehicles; and (c) certain portfolio assets (such as forward currency exchange contracts, futures and options contracts, and repurchase agreements) that, although they may be liquid and marketable, include the assumption of contractual obligations, require special trading facilities or can only be traded with the counterparty to the transaction in order to effect a change in beneficial ownership. Additionally, the Fund may pay cash for fractional shares and/or odd lots of securities and/or amounts attributable to any cash positions (including short-term non-equity securities); distribute odd lots, fractional shares and any cash position to stockholders; round off (up or down) odd lots or fractional shares so as to eliminate them prior to distribution; or pay a higher pro-rata percentage of equity securities to represent those items.

In order to participate in the Fund’s periodic repurchase offers, stockholders will need to arrange for appropriate custodial arrangements with Mexican custodians which will require establishment of accounts by participating stockholders with a bank or broker in the Mexican market.

The Fund has previously announced that it anticipates conducting its next repurchase offer in January 2005 for an amount yet to be determined. The Board reviewed the terms and effects of the Fund’s repurchase offer policy in connection with their consideration of this offer.

INVESTMENT RESTRICTIONS

The Fund has elected to be classified as a non-diversified closed-end management investment company and will invest its assets only in a manner consistent with this classification under applicable law. The Fund’s investment objective and the following investment policies and restrictions are fundamental policies of the Fund and may not be changed without the approval of (i) more than two-thirds of the Fund’s outstanding shares present at a meeting at which holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than half of the Fund’s outstanding shares:

1. The Fund may not invest more than 25% of its assets in short-term debt certificates and other obligations of the Mexican federal government.

2. The Fund may concentrate its investments in any industry or group of industries of the Mexican Stock Exchange Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the Index; provided, however, that the Fund will not exceed the Index concentration by more than 5%.

3. The Fund may not invest in real estate or real estate mortgages.

4. The Fund may not issue senior securities as defined in the 1940 Act, or borrow through bank loans in an amount in excess of 33 1/3% of the Fund’s assets (including the amount represented by such senior securities or borrowing).

5. The Fund may not purchase on margin, write put or call options and engage in short sales of securities not owned by the Fund.

6. The Fund may not purchase physical commodities or commodities contracts.

7. The Fund may not act as an underwriter of securities of other issuers (except in connection with the sale of subscription rights issued by portfolio companies).

8. The Fund may not make loans other than through the purchase of publicly traded fixed-income securities or short-term obligations of publicly held Mexican corporations. The Fund may lend its securities, provided that the loan is secured continually by collateral in an amount at least equal to the current market value of the securities loaned and the Fund will receive any interest or dividends paid on the loaned securities. Such collateral may consist of U.S. dollars, securities issued or guaranteed by the United States Government or its agencies or instrumentalities (“U.S. Government securities”) or irrevocable stand-by letters of credit issued by a bank. The Fund may invest such cash collateral in short-term liquid U.S. money market securities, including but not limited to, U.S. Government securities, commercial paper and floating rate notes of U.S. issuers.

9. With respect to periodic share repurchases by the Fund:

(a) The Fund will make offers to repurchase its shares at least once each fiscal year based on the number of outstanding shares at the beginning of the fiscal year.

(b) The Fund will offer to repurchase no less than five percent of its outstanding shares each fiscal year.

(c) Repurchase request deadlines shall be disclosed in the notification provided to stockholders of a repurchase offer. Repurchase request deadlines shall be determined by the Board consistent with the 1940 Act, applicable SEC regulations and the terms of any exemptive order issued to the Fund by the SEC.

(d) The date on which the repurchase price for shares is to be determined shall occur no later than the fourteenth day after a repurchase request deadline, or the next business day if such day is not a business day.

The following operating policies of the Fund may not be modified without the approval of two-thirds of the Fund’s Board of Directors.

1. The Fund may concentrate its investments in any industry or group of industries of the Mexican Stock Exchange IPC Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the Index; provided, however, that the Fund will not exceed the Index concentration by more than 5%.*

2. The Fund may not invest in real estate or real estate mortgages.*

3. The Fund may not issue senior securities as defined in the 1940 Act, and may not borrow through bank loans in an amount in excess of 10% of the Fund’s total assets (and then only to meet temporary cash needs).

4. The Fund may not purchase on margin, write put or call options and engage in short sales of securities not owned by the Fund.

5. The Fund may not act as an underwriter of securities of other issuers (except in connection with the purchase of securities for the Fund’s investment portfolio or the sale of subscription rights issued by portfolio companies).*

6. The Fund may not purchase commodities or commodities contracts.*

7. The Fund may not make loans other than through the purchase of publicly traded fixed-income securities or short-term obligations of publicly held Mexican corporations.

*	Denotes operating policies that may not be modified without the approval of either (i) more than two-thirds of the Fund’s outstanding shares present at a meeting at which holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than one-half of the Fund’s outstanding shares, as well as a two-thirds vote of the Fund’s Board of Directors.

RISK FACTORS AND SPECIAL CONSIDERATIONS

This prospectus contains certain forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements as a result of uncertainties set forth below and elsewhere in the prospectus. Investing in the Shares involves certain risks and considerations not typically associated with investing in the United States. The following discusses risks and special considerations with respect to the offer and with respect to an investment in the Fund.

Dilution—Net Asset Value and Non-Participation in the Offer

Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the offer, own a smaller proportional interest in the Fund than would otherwise be the case if they exercised their Rights. The Fund cannot state precisely the amount of any such dilution in share ownership because the Fund does not know at this time what proportion of the Shares will be purchased as a result of the offer.

[As of the date of this prospectus, the Subscription Price per share for the offer is less than the Fund’s NAV per Share.] Assuming that all Rights are exercised and there is no change in the NAV per Share, Stockholders would experience an immediate dilution of the aggregate NAV of their Shares as a result of the offer. The amount of any decrease in NAV is not predictable because it is not known at this time what the NAV per share will be at the Expiration Date or what proportion of the Shares will be purchased as a result of the offer. Such dilution could be substantial.

For example, assuming that all Rights are exercised at the Subscription Price of $             and the NAV per share at the Expiration Date was $            , the Fund’s NAV per share (after payment of the Dealer Managers and soliciting fees and estimated offering expenses) would be reduced by approximately $             per Share (or         %).

The fact that the Rights are transferable may reduce the effects of any dilution as a result of the offer. Rights Holders can transfer or sell their Rights. The cash received from the sale of Rights is partial compensation for any possible dilution. There can be no assurances, however, that a market for the Rights will develop or the Rights will have any value in that market.

Foreign Investments Generally

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others:

•	generally less liquid and less efficient securities markets;

•	generally greater price volatility;

•	exchange rate fluctuations and exchange controls and the costs associated therewith;

•	currency fluctuation;

•	imposition of restrictions on the expatriation of funds or other assets;

•	less publicly available information about issuers;

•	the imposition of taxes;

•	higher transaction and custody costs;

•	settlement delays and risk of loss;

•	difficulties in enforcing contracts;

•	difficulties in obtaining or enforcing a court judgment;

•	less liquidity and smaller market capitalizations;

•	lesser governmental regulation of the securities markets;

•	different accounting, auditing, financial and disclosure standards;

•	governmental interference;

•	higher inflation;

•	social, economic and political uncertainties;

•	the risk of expropriation of assets; and

•	the risk of war.

Mexico is considered to be an emerging market country. Investment in an emerging market country subjects the Fund to greater risk of loss than investments in developed countries. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

The economy of an individual emerging market country may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies have also been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Foreign investment in certain emerging market issuers is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase Fund costs and expenses. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by nationals of the country and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests. See “Risks Involved in Mexican Investment” below.

Reduced secondary market liquidity may have an adverse effect on market price and the Fund’s ability to dispose of particular instruments when necessary. Reduced secondary market liquidity for certain emerging market issuer securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its net asset value. Market quotations are generally available on many emerging market issuer securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

Currency Exchange Rate Fluctuations

The Fund may invest at least 80% of its assets in equity securities listed on the Mexican Stock Exchange.

Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by foreign governments. A change in the value of the currency in which a portfolio security is denominated against the U.S. Dollar will generally result in a change in the U.S. Dollar value of the Fund’s assets. If the exchange rate for a foreign currency declines compared to the U.S. Dollar, the Fund’s NAV would decline. In addition, although most of the Fund’s income will be received or realized primarily in foreign currencies, the Fund will be required to compute and distribute its income in U.S. Dollars. Therefore, for example, if the exchange rate for a foreign currency declines after the Fund’s income has been accrued and translated into U.S. Dollars, but before the income has been received or converted into U.S. Dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time the expenses are paid, the amount of foreign currency required to be converted into U.S. Dollars in order to pay the expenses in U.S. Dollars will be greater than the foreign currency equivalent of the expenses at the time they were incurred.

In addition, the Mexican peso has been subject to significant devaluations in the past, and there can be no assurance that similar devaluations will not take place in the future. The Mexican peso may also be negatively affected by adverse currency, financial or market developments in the United States and other Latin American countries.

Risks Involved in Mexican Investment

Investment in Mexican securities involves special considerations and risks that are not normally associated with investments in U.S. securities, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets; (2) currency fluctuations; (3) higher rates of inflation and domestic interest rates; and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

Market Illiquidity, Volatility. Although one of the largest in Latin America by market capitalization, the Mexican Stock Exchange is substantially smaller, less liquid and more volatile than the major securities markets in the United States. At                     , 2004 the aggregate market value of equity securities listed on the Mexican Stock Exchange was approximately                          (approximately US$                        ), compared to approximately US$                         for equity securities listed on the NYSE at                             , 2004. In addition, trading on the Mexican Stock Exchange is concentrated. Approximately         % of the total traded volume of the Mexican Stock Exchange in 2003 was produced by                  issuers as of December 31, 2003. At such date, the stock of Teléfonos de Mexico, S.A. de C.V. (“Telmex”) and its affiliates accounted for approximately         % of the aggregate market capitalization of the Mexican Stock Exchange, while no single stock issue accounted for more than         % of the aggregate market capitalization of the NYSE. Thus, the performance of the Mexican Stock Exchange, as further described below, is highly dependent on the performance of a few issuers. Additionally, prices of equity securities traded on the Mexican Stock Exchange are generally more volatile than prices of equity securities traded on the NYSE. The combination of price volatility and the relatively limited liquidity of the Bolsa may have an adverse impact on the investment performance of the Fund.

Market Corrections. Although less so in recent times, the Mexican securities market has been subject to periodic severe market corrections. In the two months following the general destabilization of the Mexican economy in December 1994, the Bolsa’s Index declined 36.3% in nominal peso terms and 58% in dollar terms from December 20, 1994 to February 27, 1995 before beginning to recover. Due to the high concentration of investors, issuers and intermediaries in the Mexican securities market and the general high volatility of the Mexican economy, the Mexican securities market may be subject to severe market corrections than more broadly based markets. As is the case with investing in any securities market, there can be no assurance that market corrections will not occur again.

The Mexican Economy. As previously discussed in “                             ”, the Mexican economy is currently stable as a result of initiatives implemented in the last few years, successful free trade agreements with other countries, economic and fiscal discipline and stable political and social conditions. Nevertheless, in the past the Mexican economy has experienced peso devaluations, significant rises in inflation and domestic interest rates and other economic instability and there can be no assurance that the economy will remain stable. In addition, although Mexico has exhibited in recent times positive market indicators in terms of GDP growth, long-term interest rates, current account deficits, exports, and foreign investment, there is no assurance that these trends will continue. Overt unemployment continues to exist at levels of over three percent and more than one million new jobs will be required annually according to economic estimates. The economy has recently witnessed significant increases in energy, transportation and telecommunications costs and there is significant pressure to increase wage and energy productivity.

Political Factors. Mexico is a federal, democratic republic with a tripartite division of powers: executive, legislative and judicial. The chief executive is the President, who is elected by popular vote for a period of six years and who may not be re-elected. There are three primary political parties, the Partido Revolucionario Institucional (the “Institutional Revolutionary Party” or “PRI”), the Partido Accion Nacional (“PAN”) and the Partido de la Revolucion Democratica

(“PRD”). The PRI has traditionally been the dominant political party in Mexico and until the election in 2000 of PAN candidate Vincente Fox as President, the PRI had won all presidential elections held in Mexico. Although the election of Mr. Fox occurred peacefully and fairly, without any economic or political instability, the Mexican political situation in the past and somewhat recently has been subject to significant instability, including internal disruptions, assassinations, kidnappings and insurgent attacks. Currently, certain important structural reforms affecting fiscal policy, energy and labor have been pending for some time and the executive branch has been unsuccessful in its efforts to have these initiatives approved and implemented. Also, certain recent examples of corruption and high public expenditures have had negative repercussions for the political climate in Mexico. The impact of future events and changes and any political and economic instability in Mexico and on the Fund cannot be predicted, although they may have an adverse effect on the Fund’s intended operations and performance.

Mexican Securities Laws and Accounting Rules. There is less publicly available information about the issuers of Mexican securities than is regularly published by issuers in the United States. All Mexican companies listed on the Bolsa must incorporate the effects of inflation directly in accounting records and in their published financial statements. Thus, Mexican financial statements and reported earnings may differ from those of companies in other countries.

Although the Fund and the Adviser are subject to service of process in the United States, the Fund has been advised by its Mexican counsel that there is doubt as to the enforceability in Mexican courts of liabilities predicated solely upon the U.S. securities laws, whether or not such liabilities are based upon judgments of courts in the United States. Moreover, bankruptcy and creditors’ rights laws in Mexico are less developed and it may be more difficult to obtain a judgment in a court in Mexico than in the United States.

Dollar Denominated Investments Risk

The Fund may also invest in dollar-denominated deposits and dollar-denominated investments such as U.S. Treasuries, U.S. Agency securities, Agency Mortgage-Backed Securities and Mexican Sovereign Debt. Asset-backed securities such as mortgage-backed securities represent interests in pools of consumer loans and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. For example, Ginnie Mae (also known as the Government National Mortgage Association or GNMA), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-sponsored guarantors (i.e., the guarantees and securities of which are not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

Concentration Risk

The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, in particular, the communications industry. Also, Mr. Carlos Slim, has a controlling interest in companies representing over 30% of the market capitalization of the Mexican Stock Exchange. The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact Mr. Slim could have negative repercussions for the issuers in which he holds a controlling interest and the Mexican Stock Exchange as a whole. The Fund currently has 32% of its net assets invested in companies controlled by Mr. Slim.

As previously mentioned, the Fund has adopted a concentration policy which permits it to concentrate its investments in any industry or group of industries of the Mexican Stock Exchange Index (or any successor or comparable index, as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the Index; provided, however, that the Fund will not exceed the Index concentration by more than 5%. At this time, the Fund has [30.6%] of the Fund’s net assets invested in the communications industry group (which has a weighting of approximately [43.8%] of the Index. Because the Fund’s investments may be concentrated from time to time in certain industries, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If securities of a particular industry in which the Fund has concentrated fall out of favor, the Fund could underperform against other funds with greater industry diversification.

Repurchase Offer Policy Risk

Stockholders should be aware of the following special risk considerations associated with periodic interval repurchases:

•	In the event of an oversubscription to the offer, all of the shares submitted by stockholders may not be accepted for repurchase by the Fund.

•	There is a risk of decline in the net asset value as a result of the delay between the repurchase request deadline and the repurchase pricing date, due to declines, among other things, in prices of securities held by the Fund and fluctuations in the Mexican peso relative to the U.S. dollar. There is an additional risk of decline in the value of proceeds received between the repurchase pricing date and the repurchase payment deadline because participating stockholders are receiving portfolio securities of the Fund whose values are subject to change based on market activity.

•	By receiving and holding portfolio securities of the Fund, participating stockholders are subject to the risks associated with investing in foreign equity securities, including market-, currency-, and country-related risks.

Net Asset Value Discount

Shares of closed-end investment companies frequently trade at a discount from NAV. This characteristic is a risk separate and distinct from the risk that NAV will decrease. The Fund’s

Shares have frequently traded at prices below NAV since the commencement of the Fund’s operations. In the 12-month period ended [date], 2004, the Fund’s Shares have traded in the market at an average discount to NAV of [        ]%. Among the factors which may affect whether Shares of the Fund trade at a discount to net asset value are portfolio investment results, the general performance of the Mexican economy and Mexican securities, supply and demand for Shares and the development of alternatives to the Fund as a vehicle through which United States and other foreign investors may invest in Mexican securities. The Fund cannot predict whether its Shares in the future will trade at, below or above NAV. The risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Foreign Custody

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Non-Diversified Status

The Fund is classified as a “non-diversified” management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. Although, with respect to 50% of its assets, the Fund must diversify its holdings in order to be treated as a regulated investment company under the provisions of the Code, the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holdings sufficiently to be classified as a “diversified” management investment company under the 1940 Act. See “Taxation—United States Taxes.”

Tax Considerations

The Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If it so qualifies, it generally will be relieved of U.S. Federal income tax on its net investment income and capital gains, if any, which it generally distributes in accordance with requirements under the Code. To the extent that the Fund has earnings available for distribution, its distributions in the hands of stockholders generally are expected to be treated as ordinary dividend income, although certain distributions may be designated by the Fund as capital gain dividends which would be treated as long-term capital gain. Dividends paid by the Fund (both ordinary and capital) will not qualify for the reduced tax rates applicable to “qualified dividend income” for individual stockholders or the corporate dividends-received deduction. Distributions in excess of the Fund’s investment company taxable income and net capital gains will first reduce a stockholder’s basis in his shares and, after the stockholder’s basis is reduced to zero, will constitute capital gains to a stockholder who holds his shares as capital assets.

Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. stockholders for U.S. income tax purposes, if the Fund is eligible to and makes an election to treat the stockholders as having paid those taxes for U.S. Federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year but it intends to do so if it is eligible. If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. Federal taxable income of stockholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund, equal to their share of the foreign taxes, that is subject to the U.S. withholding tax. Investors should review carefully the information discussed under the heading “Taxation” and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

Anti-Takeover Provisions

The Fund has provisions in its Articles and By-laws that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions, and (iii) the ability of the Fund’s Directors or stockholders to amend the Articles and By-laws or effect changes in the Fund’s management.

The foregoing provisions may be regarded as “anti-takeover” provisions and may have the effect of depriving Stockholders of an opportunity to sell their shares at a premium over prevailing market prices. See “Capital Stock—Certain Provisions of the Charter and By-laws.”

Market Disruption

As a result of terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility. U.S. military and related action in Iraq and Afghanistan and events in the Middle East could have significant effects on U.S. and world economies and markets. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the military action or similar events in the future on the U.S. economy and securities markets. A similar disruption of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund’s common stock.

PORTFOLIO COMPOSITION

The following sets forth certain information with respect to the composition of the Fund’s investment portfolio (excluding $[            ] held in U.S. dollar and peso denominated short-term investments) as of July 31, 2004:

[To be provided]

MANAGEMENT OF THE FUND

Directors and Officers

Under the Fund’s By-laws and the laws of the State of Maryland, the business and affairs of the Fund shall be managed under the direction of, and all the powers of the Fund shall be exercised by or under authority of, its Board of Directors. Investment decisions for the Fund are made by the Investment Adviser, subject to any direction it may receive from the Fund’s Board of Directors, which periodically reviews the Fund’s investment performance.

The Fund’s By-laws provide that the Directors to be elected by holders of the Fund’s Common Stock will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years with one class being elected each year. Each year, the term of one class expires. The officers of the Fund serve at the pleasure of the Board of Directors.

Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. José Luis Gómez Pimienta, Claudio X. González, Juan Gallardo T., Emilio Carrillo Gamboa, Jaime Serra Puche, Alberto Osorio, Carlos H. Woodworth and Eduardo Solano) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States. None of the Directors or officers has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon the Directors and officers within the United States or to effectively enforce judgments of courts of the United States predicated upon civil liabilities of the Directors or officers under the Federal securities laws of the United States. The Fund has been advised by local counsel in each jurisdiction in which the Fund’s directors and officers reside that it is unlikely that the courts of those jurisdictions would adjudge civil liability against Directors and officers resident in those jurisdictions in an original action predicated solely on a violation of the Federal securities laws of the United States.

The By-laws of the Fund provide that the Fund will indemnify Directors and officers of the Fund against liabilities and expenses, including the advancement of expenses actually and reasonably incurred in connection with claims or litigation in which they may be involved because of their offices with the Fund. Neither the Articles of Incorporation nor the By-laws of the Fund protects or indemnifies a Director or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The names of the Directors and officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Investment Adviser and the Dealer Managers are included in the table titled “Interested Directors.” Directors who are not interested persons as described above are referred to as Independent Directors.

Interested Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
José Luis Gómez Pimienta*,† Aristóteles 77, 3rd Floor Col. Polanco 11560 Mexico, D.F. México Age: 64	President of the Fund; Class II Director	Term expires 2008, Director since 1989.	Mr. Gómez Pimienta has over two decades of experience investing in the Mexican securities market. He has been the President of the Fund since its inception and has also served as a Director since 1989. Mr. Gómez Pimienta has been Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, since 1987 and CEO since 1981.		Director (since 1997) and member of the Executive Committee (since 1998) and the Audit Committee (since 2003) of the Bolsa Mexicana de Valores (Mexican Stock Exchange).

*	Director is an “interested director” (as defined in the 1940 Act). Mr. Gómez Pimienta is deemed to be an interested director by reason of his affiliation with the Fund’s investment adviser, Impulsora del Fondo México, S.A. de C.V.
†	Alternate member of Valuation Committee.

Independent Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Philip Caldwell†† c/o Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 84	Class I Director	Term expires 2006; Director since 1991.	Mr. Caldwell was Chairman and Chief Executive Officer of Ford Motor Company from 1979 to 1985 succeeding Henry Ford II. He was the first non-Ford family member to lead the company. From 1953 to 1990, he served in a wide variety of domestic and international executive positions at Ford and was Director from 1973 to 1990. From 1985 until 1998, Mr. Caldwell was a Director and Senior Managing Director of Lehman Bros. Inc. and its predecessor, Shearson Lehman Bros. Inc. and its predecessor, Shearson Lehman Brothers Holdings, Inc. From 1986 until 1999, Mr. Caldwell was a Director of American Guaranty & Liability Insurance Company.		Director, Mettler-Toledo International, Inc. (scales and weighing instruments); Director, Waters Corporation (scientific instruments); Director, Russell Reynolds Associates, Inc. (executive recruitment).

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Juan Gallardo T.†† Monte Cáucaso 915 4th Floor Col. Lomas de Chapultepec 11000 México, D.F. México Age: 56	Chairman of the Board, Class III Director	Term expires 2005; Director since 1985.	Mr. Gallardo is Chairman of the Fund’s Board of Directors. Over the last decade he has been extensively involved in the negotiation of the North American Free Trade Agreement (NAFTA) among the United States, Canada and Mexico, and free trade agreements between Mexico and Israel and the European Union. Mr. Gallardo also serves as Chairman of the Board of Grupo Embotelladoras Unidas, S.A. de C.V., a bottling company, since 1986; and Vice Chairman of Home Mart de México, S.A. de C.V., a retailer, since 1995.		Director, Nadro, S.A. de C.V. (pharmaceutical retail); Director, Grupo México, S.A. de C.V. (mining); Director, Caterpillar Inc. (construction equipment); Director, Intercon, S.A. de C.V. (diversifying holding company); Directors, Lafarge (French cement company); Member of the International Advisory Board of Textron, Inc.; Member, Consejo Mexicano de Hombres de Negocios A.C. (Business Roundtable of Mexico).

Emilio Carrillo Gamboa†† Blvd. Mauel Avila Camacho No. 1, Ste. 605 011009 México, D.F. México Age: 66	Class III Director	Term expires 2005; Director 1981-1987 and since 2002.

Mr. Carrillo Gamboa served as a director of the Fund from inception of the Fund in 1981 to 1987. He resigned as director in 1987 to become Mexico’s Ambassador to Canada. Mr. Carrillo Gamboa was reelected as a Director of the Fund in 2002.

Mr. Carrillo Gamboa is a prominent lawyer in Mexico with extensive business experience and has been a partner of the Bufete Carrillo Gamboa, S.C. law firm since 1989. He has also served or currently serves on the boards of many prestigious Mexican charitable organizations.

Chairman of the Board; Empresas Holcim-Apasco (cement company); Director, ICA (construction company); Director, Grupo Modelo, S.A. de C.V. (beer brewing); Director, Grupo Mexico S.A. de C.V. (copper mining and rail transportation); Director, Kimberly-Clark de México, S.A. de C.V. (consumer products); Director, San Luis Corporación, S.A. de C.V. (automotive parts); Southern Peru Copper Corporation (copper mining); Director, Gasoductos de Chihuahua, S. de R.L. de C.V. (public utility-gas transportation); Secretary and Director, Innova, S. de R.L. de C.V. and subsidiaries; Director, Bank of Tokyo Mitsubishi (Mexico) S.A. de C.V. (banking).

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Claudio X. González†† Lagrange 103 Piso 3 Colonia Los Morales 11510 México, D.F. México Age: 69	Class II Director	Term expires 2008; Director since 1981.	Mr. González was President of the Business Coordinating Council of Mexico. He has served as Chairman of the Board and Chief Executive Officer of Kimberly-Clark de México S.A. de C.V. since 1973. Mr. González is also on the Board of Directors of several prominent U.S. and Mexican companies, including General Electric Co.		Chairman of the Board, Chief Executive Officer and Director, Kimberly-Clark de México, S.A. de C.V. (consumer products); Director, General Electric Co. (industrial and financial products); Director, Investment Company of America (investment fund); Director, Kellogg Co. (food products); Director, Home Depot (home improvement); Director, Grupo Alfa, S.A. de C.V. (conglomerate); Director, Grupo Carso, S.A. de C.V.; Director, Grupo México, S.A. de C.V. (copper mining and rail transportation); Director, America Movil, S.A. de C.V. (telecommunications); Director, Grupo Financiero Inbursa (investment and banking); Director, Televisa (broadcasting).

Robert L. Knauss†† P.O. Box 40 5580 F.M. 1697 Burton, TX 77835 Age: 73	Class II Director	Term expires 2008; Director since 1985.	Mr. Knauss served as Chairman of the Board and Principal Executive Officer of Philips Services Corp.** (industrial services) (2002-2003) and also served as Chairman of the Board and Chief Executive Officer of Baltic International USA, Inc. (investments) (1994-2003). During the past twenty years Mr. Knauss has served on the boards of seven public companies. Mr. Knauss was the former Dean and Distinguished University Professor of University of Houston Law School and was also Dean of Vanderbilt Law School.		Director, Equus Ltd. II (investments); Director, XO Communications, Inc. (telecommunications).

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Jaime Serra Puche†† Edificio Plaza Prolongación Paseo de la Reforma 600-103 Santa Fe Peña Blanca 01210 México, D.F. México Age: 52	Class I Director	Term expires 2006; Director since 1997.

Dr. Serra is a Senior Partner of the law and economics consulting firm SAI Consultores, S.C.

Dr. Serra is a former Secretary of Finance for Mexico and he was the minister in charge of negotiations for NAFTA and trade agreements between Mexico and Chile, Bolivia, Venezuela, Colombia and Costa Rica on behalf of the Mexican government.

Formerly, Dr. Serra was a Weinberg Visiting Professor at Princeton University, Secretary of Trade and Industry (Mexico) and a Distinguished Visiting Associate at the Carnegie Endowment for International Peace. He has a Ph.D. in economics from Yale University.

Director, Vitro, S.A. de C.V. (glass manufacturer); Director, Grupo Ferroviario Mexicano, S.A. de C.V. (railways); Director, Regional Market Makers, Inc. (procurement company); Director, Bardahl, S.A. de C.V. (oil products); Director, Tenaris (tube producer); Director, Chiquita Brands, Inc. (fruit producer); Co-Chairman, President’s Council on International Activities of Yale University; Trustee, Yale University.

*	There are no other funds in the Fund Complex.
**	Philips Services Corp. and Seitel, Inc. commenced reorganization proceedings under Chapter 11 of the United States Bankruptcy Code in 2003.
††	Audit Committee, Contract Review Committee and Nominating and Corporate Governance Committee member. Member or Alternate member of the Valuation Committee.

Officers Who Are Not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Samuel García-Cuéllar Creel, García-Cuéllar y Müggenburg, S.C., Paseo de los Tamarindos 60-3er piso Bosques de las Lomas 05120 México, D.F. México Age: 61	Secretary	Since 1981.	Mr. García-Cuéllar is a partner of Creel, García-Cuéllar y Müggenburg, S.C., Mexican counsel to the Fund; Director, El Aguila Compañía de Seguros, S.A. de C.V. (insurance) (since 1994); Director, Mercado Mexicano de Derivados (futures and options) (since 2001); Director, GE Capital Bank, S.A. Institución de Banca Múltiple, GE Capital Grupo Financiero (bank) (since 2002); Director, GE Capital Grupo Financiero (financial group) (since 2002).

Alberto Osorio Morales Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 36	Treasurer (formerly, Vice President of Finance)	Since 2002. From 1999 to 2002.	Mr. Osorio currently serves as Director of Finance of the Fund’s investment adviser, Impulsora del Fondo México, S.A. de C.V. and has been an employee of the Adviser since 1991.

Carlos H. Woodworth Ortiz Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 60	Vice-President of Corporate Governance and Chief Compliance Officer (formerly, Treasurer)	Since 2002. From 1992 to 2002.	Mr. Woodworth has served on the Board of Directors of the Fund’s investment adviser, Impulsora del Fondo México, S.A. de C.V., as well as Deputy Director of the Adviser since 1981.

Eduardo Solano Arroyo Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 36	Investor Relations Vice President	Since 1997.	Mr. Solano has served as Director of Economic Research of the Fund’s investment adviser, Impulsora del Fondo México, S.A. de C.V. since 1997 and has been an employee of the Adviser since 1991.

Sander M. Bieber 1775 I Street, N.W. Washington, DC 20006 Age: 54	Assistant Secretary	Since 1999	Partner of Dechert LLP, U.S. counsel to the Fund and the Independent Directors.

Ownership of Securities

As of the Record Date, the Fund’s Directors and executive officers, as a group, owned less than 1% of the Fund’s outstanding Shares. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.

As of December 31, 2003, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director or Nominee in Family of Investment Companies*
Interested Directors

José Luis Gómez Pimienta	Over $100,000	Over $100,000

Independent Directors

Juan Gallardo T.	Over $100,000	Over $100,000
Philip Caldwell	Over $100,000	Over $100,000
Emilio Carrillo Gamboa	$10,001-$50,000	$10,001-$50,000
Claudio X. González	Over $100,000	Over $100,000
Robert L. Knauss	$50,001-$100,000	$50,001-$100,000
Jaime Serra Puche	$10,001-$50,000	$10,001-$50,000

*	There are no other funds in the family of investment companies

For the period ended December 31, 2003, none of the Independent Directors or their immediate family members owned any shares of the Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Committees of the Board of Directors

Current Committees and Members

The Fund has a standing Audit Committee, Valuation Committee, Contract Review Committee and a Nominating and Corporate Governance Committee. The Audit Committee, Contract Review Committee and Nominating and Corporate Governance Committee are composed entirely of Directors who are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act and who are “independent” as defined in the New York Stock Exchange listing standards. All Directors are members, or alternate members, of the Valuation Committee.

Audit and Valuation Committees

The Audit Committee is responsible for the selection and engagement of the Fund’s independent public accountants (subject to ratification by the Board of Directors), pre-approves and reviews both the audit and non-audit work of the Fund’s independent public accountants, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters.

The Board of Directors has adopted a Charter for each of its Audit and Valuation Committees. The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards Nos. 61 and 90. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2003. The members of the Fund’s Audit Committee are Messrs. Caldwell, Gallardo, Carrillo Gamboa, González, Knauss and Serra Puche. A copy of the Audit Committee Charter was included as an appendix to the Fund’s proxy statement in 2003. Both the Audit and Valuation Committee charters are available on the Fund’s website at www.themexicofund.com under “Corporate Governance.”

The Valuation Committee oversees the implementation of the Fund’s Pricing and Valuation Procedures and the activities of the Fund’s Pricing Committee. The Board of Directors has delegated to the Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in connection with “significant events,” as described in the procedures adopted by the Board of Directors. The members of the Fund’s Valuation Committee are Messrs. Caldwell, González, and Serra Puche. The Alternate Members of the Fund’s Valuation Committee are Messrs. Gallardo, Knauss, Carrillo Gamboa, and Gomez Pimienta.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewal or amendment of the Fund’s investment management and advisory agreement, administrative services agreement and other agreements. The members of the Fund’s Contract Review Committee are Messrs. Caldwell, Gallardo, Carrillo Gamboa, González, Knauss and Serra Puche. The Committee’s charter is available on the Fund’s website at www.themexicofund.com under “Corporate Governance.”

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee makes recommendations to the Board regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Fund’s investment adviser and other principal service providers. The Committee periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. Caldwell, Gallardo, Carrillo Gamboa, González, Knauss and Serra Puche.

The Committee will consider potential director candidates recommended by Fund stockholders provided that the proposed candidates satisfy the director qualification requirements provided in the Fund’s Bylaws; are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act; and are “independent” as defined in the New York Stock Exchange listing standards. Before fiscal year 2004, the Committee did not have a formal process for the submission of potential candidates by stockholders except as part of a stockholder proposal in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”). In determining procedures for the submission of potential candidates by stockholders and any eligibility requirements for such nominees and the stockholders submitting the nominations, the Committee has looked for guidance to recent SEC promulgations regarding director nominations. Accordingly, the Committee has determined that potential director candidates recommended by Fund stockholders must satisfy the nominee requirements proposed by the Securities and Exchange Commission in its proposed Rule l4a-1l(c) under the 1934 Act, and stockholders making the recommendations must satisfy the requirements proposed by the Securities and Exchange Commission in its proposed Rule 14a-11(b) under the 1934 Act.

For potential director nominees recommended by stockholders, these requirements are as follows:

(a) The nominee may not be the nominating stockholder, a member of the nominating stockholder group, or a member of the immediate family of the nominating stockholder or any member of the nominating stockholder group;

(b) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating stockholder entity or entity in a nominating stockholder group;

(c) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating stockholder or any member of a nominating stockholder group;

(d) The nominee may not be an executive officer, director (or person performing similar functions) of the nominating stockholder or any member of the nominating stockholder group, or of an affiliate of the nominating stockholder or any such member of the nominating stockholder group; and

(e) The nominee may not control (as “control” is defined in the 1940 Act) the nominating stockholder or any member of the nominating stockholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

The nominating stockholder or stockholder group must meet the following requirements:

(a) Any stockholder or stockholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for proposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating stockholder or stockholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

(b) The nominating stockholder or stockholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iii) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have “ been held continuously for at least 2 years.

A nominating stockholder or stockholder group may not submit more nominees than the number of Board positions open each year. All stockholder recommended nominee submissions must be received by the Fund by the deadline for submission of any stockholder proposals which would be included in the Fund’s proxy statement for its 2005 Annual Meeting. The deadline for any stockholder recommended nominee submissions to be considered for the 2005 Annual Meeting is October 9, 2004.

Stockholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the Fund’s Bylaws; (Article II, Section 10) and include as specified in the same section of the Fund’s Bylaws, (i) the stockholder’s contact information; (ii) the director candidate’s contact information and the number of Fund shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the 1934 Act; and (iv) a notarized letter executed by the director candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Directors, to be named as a director if so elected.

The Board of Directors has adopted a Chatter for the Nominating and Corporate Governance Committee which is available on the Fund’s website at www.themexicofund.com under “Corporate Governance.”

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Fund’s Bylaws (Article III, Section 2(c)) provide a list of minimum qualifications for Fund directors which include expertise, experience or relationships that are relevant to the Fund’s business; educational qualifications; and interaction with business in Mexico. The Committee may recommend that the Board modify these minimum qualifications from time to time. The Committee meets twice annually, typically in September and December, to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board’s December meeting. Other than compliance with the requirements mentioned above for submission of a director candidate, the Nominating and Corporate Governance Committee does not otherwise evaluate stockholder director nominees in a different manner. The standard of the Nominating and Corporate Governance Committee is to treat all equally qualified nominees in the same manner.

No nominee recommendations have been received by stockholders. The Nominating Committee may modify its policies and procedures for director nominees and recommendations from time to time in response to changes in the Fund’s needs and circumstances, and as applicable legal or listing standards change.

Board and Committee Meetings in Fiscal 2003

During the Fund’s fiscal year ended October 31, 2003, the Board held three (3) regular meetings, one (1) telephonic regular meeting, three (3) telephonic special meetings, two (2) Audit Committee meetings, one (1) Valuation Committee meeting, one (1) Contract Review Committee meeting, and two (2) Nominating and Corporate Governance Committee meetings. Each Director then in office attended 75% or more of the aggregate number of regular and special meetings of the Board and those Committees of which each Director is a member.

Compensation of Directors and Certain Officers

The Fund does not pay its officers for the services they provide to the Fund, except for those expenses incurred in connection with Fund board or stockholders meetings which are reimbursed by the Fund under the Fund’s Reimbursement Policy. Instead, the officers, who are also officers or employers of Impulsora del Fondo México, SA de CV are compensated by it.

Compensation of Directors

During the fiscal year ended October 31, 2003, the Fund paid each Director, with the exception of Mr. Gómez Pimienta (who is not compensated for his services as Director), an annual retainer of $12,000 and $2,000 per meeting attended. Through June 9, 2003, the Fund also paid a $1,500 per diem fee to each Director for travel required to attend a Board meeting and reimbursed all Directors and officers of the Fund for out-of-pocket expenses relating to attendance at meetings. Starting with meetings after June 9, 2003, the per diem fee was eliminated. In addition, for committee meetings attended each Independent Director would receive $1,250 instead of $2,000 and $500 for each telephonic special Board meeting attended. The aggregate amount of fees paid and expenses reimbursed to the Directors and officers for the twelve month period ended October 31, 2003 was $287,937. The Fund estimates that during fiscal year 2004, assuming a normal course of quarterly and committee meetings, the restructuring of director fees and expenses should result in a 18% reduction of director fees and expenses.

The following table sets forth the aggregate compensation (not including per diem fees and expense reimbursements) paid by the Fund to each Director (other than Mr. Gómez Pimienta, who receive no director fees or other compensation for services as a Director of the Fund) during the fiscal year ended October 31, 2003, as well as the total compensation paid by the Fund to each Director.

Compensation Table

Fiscal Year Ended October 31, 2003

Name of Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*
Juan Gallardo T.	$35,250	None	None	$35,250
Philip Caldwell	$35,250	None	None	$35,250
Emilio Carrillo Gamboa	$33,250	None	None	$33,250
Claudio X. González	$33,250	None	None	$33,250
Robert L. Knauss	$35,250	None	None	$35,250
Jaime Serra-Puche	$27,000	None	None	$27,000
José Luis Gómez Pimienta	None	None	None	None

*	There are no other funds in the Fund Complex.

The Fund has a policy that half of the annual retainer paid by the Fund to its Directors is to be used by each Director to purchase Fund shares on the secondary market. As of the 2003 fiscal year end, all Board members are in compliance with this policy.

CODE OF ETHICS

The Fund and the Investment Adviser have adopted a joint code of ethics (“Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act. Subject to certain conditions and restrictions, the Code of Ethics permits personnel who are subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.

The Fund’s Dealer Manager has also adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. Subject to certain conditions and restrictions, this codes of ethics permits personnel who are subject to it to invest in securities, including securities that may be purchased or held by the Fund.

Each of these codes of ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. These codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. The Fund’s code of ethics is also available on the Fund’s web site, www.themexicofund.com under “Corporate Governance.”

MANAGEMENT AGREEMENT

Impulsora del Fondo México, S.A. de C.V. (the “Investment Adviser”) serves as investment adviser to the Fund pursuant to an Investment Advisory and Management Agreement dated April 28, 2003 (the “Management Agreement”). The current Management Agreement was approved by the Fund’s Board of Directors, and separately by a majority of the Fund’s Independent Directors, at an in-person meeting held on November 12, 2002 and was subsequently approved by the Fund’s stockholders at the 2003 Annual Meeting on April 28, 2003.

The Investment Adviser provides the overall investment advice to the Fund, on matters including broad investment structure, stock selection, industry diversification, exposure to equity securities, compliance testing, and maintenance of tests pertaining to collateral, through a team of investment managers/analysts employed, or supervised, by the Investment Adviser.

Pursuant to the existing and previous management agreements with the Fund, the Investment Adviser has served in this capacity since the Fund was organized in 1981. The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 77 Aristóteles Street, 3rd Floor, Col. Polanco, 11560 México, D.F., México.

The Investment Adviser is a Mexican corporation. As of October 31, 2003, the president and chief executive officer is Jose Luis Gómez Pimienta. Mr. Gómez Pimienta is also a Director of the Fund. The directors of the Adviser are: Jose Luis Gómez Pimienta, Chairman and Chief Executive Officer, Impulsora del Fondo Mexico, S.A. de C.V., Aristóteles 77-3rd Floor, Col. Polanco, 11560 México, D.F., México; Enrique Trigueros-Legarreta, Chairman’s Advisor, Private Investor, Hidalgo #54, Col. San Angel, 01000 México, D.F., México; Ernesto Ortega-Arellano, Director, Capital Markets, Inversora Bursátil, S.A. de C.V., Av. de las Palmas 736, 11000 México, D.F., Mexico; Edgardo Cantú Delgado, Director General, Vector Casa de Bolsa, S.A. de CV., Av. Roble #454, Col. del Valle, 66265 Garza Garćia, Nuevo Léon, México; Alfredo Márquez y López, Director General, ABN AMRO Securities (México), S.A. de C.V. Casa de Bolsa, Paseo de la Reforma #600-320, Col. Sta. Fe, 01210, D.F., México; José Ignacio de Abiega, Director General, IXE Casa de Bolsa, SA de CV, Periferico Sur # 314, Col. San Angel Tiacopac, 01049, México, DF, México; Roberto Morales Herrera, Director of Administration, Casa de Bolsa BBVA, Bancomer, SA, Montes Urales #620, 1st floor, Lomas de Chapultepec, 11000, México, DF, México and Jose Antonio Orvananos, Deputy Director, Casa de Bolsa Inverlat, S.A. de C.V., Bosque de Ciruelos 120, 11700 Mexico, D.F., Mexico. The officers of the Investment Adviser are: Carlos H. Woodworth Ortiz, Deputy Director, Impulsora del Fondo Mexico, S.A. de C.V., Aristóteles 77-3rd Floor, Col. Polanco, 11560 Mexico, D.F., México; Alberto Osorio Morales, Director of Finance, Impulsora del Fondo México, S.A. de C.V., Aristóteles 77-3rd Floor, Col. Polanco, 11560 México, D.F.; and Eduardo Solano Arroyo, Director of Economic Research, Impulsora del Fondo México, S.A. de CV., Aristóteles 77-3rd Floor, Col. Polanco, 11560 México, D.F., México. Messrs. Gómez Pimienta, Woodworth, Osorio and Solano are also officers of the Fund. Mr. Gómez Pimienta, Aristóteles 77-3rd Floor, Col. Polanco, 11560 México D.F., México, also owns greater than ten percent of the Investment Adviser’s equity interests.

The ultimate day-to-day investment decisions of the Fund are determined by Mr. Gómez Pimienta, the Director General and Chairman of the Investment Adviser. He is assisted by the Investment Committee of the Investment Adviser which is composed of the executive officers mentioned above of the Investment Adviser and Ms. Guadalupe Villar, an equity analyst employed by the Investment Adviser since 1998. The Investment Committee meets at least once weekly to determine the portfolio allocation of the Fund.

The Adviser also provides administrative services to the Fund pursuant to an Amended and Restated Administrative Services Agreement dated June 18, 2002 including assisting the Fund with preparation of financial statements and regulatory filings, calculation of the Fund’s net asset value, repurchase offer services, and maintenance of the Fund’s web site. For these services, the Adviser is paid a monthly fee of 0.07% of the Fund’s average daily net assets with a minimum fee of $350,000, and a fee for services rendered for each repurchase offer conducted by the Fund. The Adviser was paid $500,000 pursuant to this contract during fiscal 2003.

During fiscal 2003, the Fund paid no brokerage commissions to an affiliated broker. The affiliated broker is Inversora Bursátil, S.A. de CV. and is affiliated to the Adviser by virtue of one of the Fund’s directors being a director of the broker.

The Investment Adviser has all, or a substantial part of, its assets located outside the United States. As a result, it may be difficult for U.S. investors to enforce judgments of the courts of the United States against the Investment Adviser predicated on the civil liability provisions of the Federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in the courts of Mexico of judgments against the Investment Adviser predicated upon the civil liability provisions of the Federal securities laws of the United States. The Investment Adviser is advised by U.S. counsel with respect to the Federal securities laws of the United States.

Terms of the Management Agreement

Under the Management Agreement, the Adviser, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the Fund set fort in the Fund’s registration statement and the requirements of the 1940 Act and other applicable law, manages the affairs of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions on behalf of the Fund, to make available to the Fund any necessary research and statistical data in connection therewith, and to supervise the acquisition and disposition of investment for the Fund, including the selection of the brokers or dealers to carryout portfolio transactions for the Fund.

The Adviser also pays all salaries, fees, and expenses of the Fund’s Directors and officers who are employees, officers or directors of the Adviser, except for those expenses incurred in connection with Fund Board or stockholder meetings which are reimbursed by the Fund under the Fund’s Reimbursement Policy. The Fund bears all of its other expenses including: fees and expenses of the Fund’s Directors who are not employees, officers of directors of the Adviser; taxes and governmental fees; brokerage commissions and other expense incurred in acquiring or disposing of the Fund’s portfolio securities; expenses of preparing stock certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issues by the Fund; expenses of registering and qualifying the Fund’s shares for sale with the SEC and in various state and foreign jurisdictions; auditing, accounting, tax, insurance and legal costs; custodian, dividend disbursing and transfer agent cost; expenses of obtaining and maintaining a stock exchange listing of the Fund’s shares; and the expenses of stockholders’ meetings and of the preparation and distribution of reports to stockholders. The Management Agreement does not contain any effective expense limitation provision. The Management Agreement continues in effect until April 3, 2005 and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The Management Agreement may be terminated at any time by the Fund, without payment of any penalty, upon vote a majority of the Fund’s Board of Directors or a majority of outstanding voting securities of the Fund, or by the Adviser, on sixty (60) days’ written notice to the other party. The Management Agreement will terminate automatically in the event of its assignment.

Management Fee. The Management Agreement provides that the Fund will pay the Investment Adviser a fee at the annual rate of 1.00% of the Fund’s average daily net assets up to $200 million, 0.90% of such assets between $200 million and up to and including $400 million, and 0.60% of such assets in excess of $400 million computed, based upon the average daily value of the net assets of the Fund computed at the end of each calendar month and payable within fifteen days after the end of each calendar month.

For the fiscal years ended October 31, 2003, 2002 and 2001, the Fund paid or accrued on behalf of the Investment Adviser aggregate management fees of $2,189,945, $4,650,434, and $6,365,499, respectively.

Payment of Expenses. The Management Agreement obligates the Investment Adviser to bear all expenses incurred by it in connection with its duties thereunder as well as the salaries of the Fund’s Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Adviser, except for those expenses incurred in connection with the Fund’s Board of Directors’ or stockholders’ meetings which are reimbursed by the Fund under its Reimbursement Policy. The Fund bears all of its other expenses including fees of the Fund’s Independent Directors; interest expenses; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund’s portfolio securities; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; and the expenses of stockholders’ meetings and of the preparation and distribution of proxies and reports to stockholders.

Duration and Termination. The Management Agreement took effect on April 28, 2003 and will continue in effect until April 3, 2005. The Management Agreement provides that it will continue in effect for successive 12-month periods, if not sooner terminated, provided that each continuance is specifically approved annually by (1) the vote of the majority of the Fund’s Independent Directors cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s Board of Directors. The Management Agreement may be terminated at any time by the Fund without the payment of any penalty, upon vote of a majority of the Fund’s Directors or a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Adviser. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, the Investment Adviser may terminate the Management Agreement on 60 days’ written notice to the Fund.

Considerations in Approving Management Agreement

During the Board’s deliberations regarding the Management Agreement, the Board was advised by independent legal counsel and received substantial information about the Investment Adviser. The Board was given the opportunity to ask questions and request additional information from management.

In course of its deliberations the Board of Directors considered, among other things, (a) the nature and quality of the services provided by the Investment Adviser; (b) the Fund’s performance under the Investment Adviser’s management; (c) the fairness of the compensation in light of the services provided; (d) the personnel, operations, financial condition, and investment management capabilities of the Investment Adviser; (e) the impact of the Fund’s periodic in-kind repurchase offer policy; (f) the Board’s approval of a strategic decision to invest significant portions of the Fund’s resources in attractive small- and medium-sized Mexican companies not easily available abroad; (g) the need to provide adequate resources to the Investment Adviser to implement the Fund’s new portfolio strategy; (h) the fees of comparable closed-end funds; (i) the overall profitability of the Management Agreement to the Investment Adviser; and (j) the impact of the advisory fee on stockholders.

While no one factor was controlling at the time of its approval of the Management Agreement for submission to stockholders in 2003, the Board concluded that the Management Agreement will benefit stockholders and is in the best interest of the Fund and its stockholders. The Board found that the terms of the Management Agreement would permit the Investment Adviser to continue to provide the quality of service to the Fund that it had in the past while compensating its staff at competitive levels.

At its Contract Review Committee meeting and quarterly Board meeting in March 2004 the Board and Contract Review Committee members reviewed the terms of the Management Agreement and the Investment Adviser’s performance and services provided to the Fund since stockholder approval of the Management Agreement for a two-year term in 2003 even though the Management Agreement is not up for renewal until 2005. Board and Committee members reviewed the Investment Adviser’s modest profitability level under the terms of the Management Agreement, a performance matrix provided by the Investment Adviser showing the Fund’s total return rate in the last twelve months, tabular and narrative information regarding the Fund’s market discount and the discount level of other closed-end country funds. The members were also provided with market and portfolio information and possible market trends which may affect the Fund. The members also analyzed the expense ratio and public expense information of other closed-end country funds against the Fund’s expense ratio and expenses and noted areas where Fund expenses were high or low relative to the Fund’s peers.

Relationship of a Director to Investment Adviser

Mr. José Luis Gómez Pimienta, a Director and President of the Fund, also serves as the chairman and chief executive officer of the Investment Adviser and owns stock in the Investment Adviser.

LEGAL PROCEEDINGS

The Fund is not currently a party to any legal proceedings.

PROXY VOTING POLICY

Summary of Proxy Voting Policies and Procedures of the Fund

The Fund’s proxy voting policies and procedures seek to assure that proxies received by the Fund are voted in the best interests of the Fund’s stockholders. Because the investment philosophy of the Investment Adviser is generally consistent with the investment objectives of the Fund and the economic interests of its stockholders, investment decisions for the Fund should generally be consistent with its investment adviser’s philosophy. In proxy voting decisions, as in other investment decisions, the Investment Adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of the Fund’s stockholders.

Accordingly, the Fund’s proxy voting policies and procedures delegate all responsibility for proxy voting to the Investment Adviser provided that the Board has the opportunity to periodically review and approve the investment adviser’s proxy voting policies and any material amendments.

In addressing potential conflicts of interest, the Fund’s procedures provide that the Investment Adviser follow an alternative voting procedure instead of voting in its sole discretion. The proxies may be voted in accordance with the recommendations of an independent service provider; the Investment Adviser may notify the Board or a Board representative of the conflict of interest and seek a waiver to vote the proxy; or forward the proxy to the Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. However, the Fund allows the Investment Adviser to resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy.

The Fund shall annually file Form N-PX disclosing its proxy voting record for the most recent twelve-month period, commencing August 31, 2004. Commencing August 31, 2004, a description of the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge, upon request by calling collect Mr. Eduardo Solano, the Fund’s Investor Relations Vice President, at (52 55) 5280-3247, during Mexico City business hours (10:00 a.m. to 3:00 p.m. and 5:00 to 7:00 p.m. ET); and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting policies and procedures are available on the Fund’s website, www.themexicofund.com under “Corporate Governance.”

Summary of Investment Adviser’s Proxy Voting Policies and Procedures

The Investment Adviser’s proxy voting policies and procedures reflect the substantial differences between proxy voting at stockholders’ meetings held in the United States and proxy voting in Mexico. The Investment Adviser seeks to vote proxies in the best interests of the Registrant and its stockholders in accordance with the Investment Adviser’s fiduciary duties and Rule 206(4)-6 of the Investment Advisers Act.

As noted in the Investment Adviser’s policies and procedures, stockholders meetings in Mexico are “ordinary”, “extraordinary” or “special” depending on the agenda of the meeting. There is no proxy solicitation effort as occurs in the United States. Where the Investment Adviser has the ability to vote, the Investment Adviser will vote the Registrant’s shares in the best interests of the Fund and its stockholders. The Investment Adviser is responsible for identifying the cases when it may be faced with a potential conflict of interest in voting shares of the Fund’s investments in the best interest of the Fund and its stockholders. If a potential conflict of interest exists, the Investment Adviser can only exercise its voting authority after careful investigation and research of the issues involved. The Investment Adviser can consult with third parties and could, in exceptional cases, make the determination that not voting the securities is in the best interest of the Fund. In attempting to eliminate a potential material conflict of interest, the Investment Adviser may vote in accordance with its policies and procedures if a routine matter is involved; vote as recommended by an independent third party which has no knowledge of the nature of the material conflict of interest or does not itself have a material conflict of interest; erect information barriers around the persons making the voting decisions to insulate the decision from the conflict; or notify the Board of Directors of the material conflict of interest and seek a waiver of the conflict.

In accordance with its policies and procedures, the Investment Adviser will generally support existing management on votes on the financial statements of the issuer and the election of the board of directors; vote for the acceptance of the accounts unless there are grounds to suspect that the accounts as presented or audit procedures used do not present an accurate picture of company results and support routine issues such as the appointment of independent auditors, allocation of income and the declaration of dividends. Where matters are of an extraordinary nature, or an extraordinary or special meeting is called, further investigation and consultation may be necessary to analyze all relevant information to reach a decision as to how to vote and such matters will be voted on a case by case basis.

ADMINISTRATION AGREEMENT

Pursuant to an Administrative Services Agreement, effective April 1, 1994, which was amended and restated as of June 18, 2002, the Adviser also provides certain administrative services to the Fund which were previously performed by the Fund’s Trustee, including the determination and publication of the net asset value of the Fund, the provision of assistance to the Fund to enable the Fund to maintain its books and records in accordance with applicable United States and Mexican law and the provision of assistance to the Fund’s auditors in the preparation and filing of tax reports and returns. The Fund pays the Adviser an annual fee of 0.07% of average daily net assets of the Fund as compensation for services provided under the Administrative Services Agreement with a minimum of $350,000, and a fee for services rendered for each repurchase offer conducted by the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Investment Adviser selects broker-dealers registered with and approved by the CNBV for the execution of portfolio transactions for the fund. In placing orders, it is the policy of the Investment Adviser to seek the best execution for its transactions, taking into account all relevant factors including price, promptness of execution and other advantages to the Fund. Under rules issued by the CNBV, in the absence of special approval and with certain exceptions, no broker may receive more than 20% of the brokerage commissions paid by the Fund during any fiscal year.

Subject to obtaining the best execution, the Fund may place orders for transactions with brokers who provide investment research services to the Investment Adviser. Research so provided is in addition to, and not in lieu of, the services required to be performed by the Investment Adviser, and the Investment Adviser’s expenses are not necessarily reduced as a result of the receipt of such supplemental information. Neither the Fund nor the Investment Adviser is obligated to deal with any broker or group of brokers in the execution of portfolio transactions. In selecting broker-dealers, the Investment Adviser considers various factors, including the size and nature of the transaction, the nature of the market for the security, the investment research services provided to the Investment Adviser and the capability and financial condition of the broker-dealer. To the extent consistent with the Fund’s policy of seeking best execution of its portfolio transactions, orders may be placed with the Investment Adviser’s stockholders. However, ownership of the Investment Adviser’s stock is not a factor in the selection of broker-dealers to execute the Fund’s transactions. The Fund may also purchase securities in a public offering in Mexico in which one or more of the Investment Adviser’s stockholders participates as an underwriter so long as no officer, Director or employee of the Fund or other affiliate of the Fund is an affiliate of a principal underwriter in such offering. Pursuant to exemptive relief granted by the SEC, the Fund may purchase securities in a public offering in Mexico through a member of an underwriting syndicate in which a company has the same director as the Fund, or a company controlled by, under common control with, or controlling such company, participates as principal underwriter, provided specific conditions are met. The Fund may purchase securities from an unaffiliated member of the underwriting syndicate but not from that member of the underwriting syndicate that has a common director with the Fund.

Portfolio transactions of the Fund are primarily effected with dealers acting as a principal for their own account. During the fiscal years ended October 31, 2003, 2002 and 2001, the Fund paid brokerage commissions of $1,034,279, $792,491 and $220,662, respectively. The rate of portfolio turnover in the fiscal years ended October 31, 2003, 2002 and 2001 were 28.99%, 43.36% and 29.69%, respectively.

NET ASSET VALUE OF COMMON STOCK

The Shares are listed on the NYSE. The NAV per Share is generally determined each day during which the Bolsa is open for trading and each other day that the calculation of the NAV is required for regulatory purposes (“Valuation Date”). The NAV per Share is calculated by dividing the value of net assets of the Fund (the value of its assets less its liabilities, its accumulated and unpaid dividends (whether or not earned or declared) by the total number of Shares outstanding. For purposes of establishing the Fund’s net asset value, portfolio securities regularly traded on the Mexican Stock Exchange are valued at the closing price provided by the Mexican Stock Exchange prior to the time the securities held in the Fund are valued. For purposes of calculating net asset value, pesos are translated into dollars at the exchange rate provided by the Central Bank.

The value of a security traded or dealt in upon the Bolsa, or any recognized securities exchange (that is not subject to restrictions against sale by the Fund on such exchanges), shall be determined as of the Valuation Date in accordance with the following procedures:

•	If there are any sales of the security on the principal exchange on which the security trades on the Valuation Date, the value of the security shall be the average of the sales prices during the last ten minutes of security trades on the Bolsa.

•	If there are no trades on the principal exchange on which the security trades, the value of the security shall be the value determined in accordance with the previous paragraph on the day prior to the Valuation Date on the principal exchange as of the Valuation Date.

The Fund may invest in Mexican fixed-income securities which are peso-denominated and may be dollar-linked in order to provide appropriate liquidity to take advantage of market opportunities and meet cash requirements. The Fund may also invest in U.S. Dollar-Denominated Instruments such as U.S. Treasuries.

The Fund may suspend the calculation of net asset value (i) during any period when the Mexican Stock Exchange is closed or during which trading on the Mexican Stock Exchange is restricted, or (ii) during any period when, in the opinion of the Investment Adviser and with the approval of the CNBV, the determination of net asset value may not fairly be made and would be prejudicial to the interests of Stockholders.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS;

DIVIDEND REINVESTMENT PLAN

The Fund’s present policy is to make distributions to Stockholders of net investment income over the course of each fiscal year in the form of period dividends, as determined for U.S. federal income tax purposes and, except to the extent retained, to make annual distributions of net capital gains. See “Tax Considerations—U.S. Tax Status.”

Pursuant to the Dividend Reinvestment Plan (the “Plan”), Stockholders are presumed to have elected to have all income dividends or capital gains distributed automatically reinvested by American Stock Transfer and Trust Company (the “Plan Agent”) in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan will receive all income dividends or capital gain distributions in cash.

Each Stockholder of the Fund whose Shares are registered in his or her own name will automatically be a participant (“participant”) under the Plan, unless such Stockholder specifically elects to receive all dividends and capital gains distributions in cash. A Stockholder whose shares are registered in the name of a broker-dealer or other nominee must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate on such Stockholder’s behalf.

Whenever the Fund declares a dividend or capital gains distribution, plan participants will receive the distributions in the manner described below as determined on the date the distribution becomes payable or such other date as may be specified by the Fund’s Board (the “valuation date”). The Plan Agent will apply all cash received from the distribution to purchase Shares in the open-market or from the Fund as soon as practicable after the payment date of the distribution but in no event later than 30 calendar days after such date, except where necessary to comply with applicable provisions of the U.S. federal securities laws (the “purchase period”).

If, on the valuation date, the market price of the Shares plus the estimated brokerage commission to purchase a Share is equal to or exceeds the net asset value per Share (such condition being referred to herein as a “market premium”), the Plan Agent will invest the distribution amount in newly issued shares on behalf of the participant. For the purpose of determining the number of Shares equivalent to the cash distribution, participants will be issued Shares valued at the greater of the net asset value per Share or the current market price on the valuation date. Participants will receive their distribution entirely in Shares, and the Plan Agent shall automatically receive for holding the Shares, including fractions, for all participants’ accounts.

If, on the valuation date, the market price of the Shares, plus the estimated brokerage commission to purchase a Share is lower than the net asset value per Share (such condition being referred to herein as a “market discount”), the Plan Agent will, as purchasing agent, for the participants, buy Shares in the open market, on the New York Stock Exchange or elsewhere, for each participant’s account during the purchase period. If, before the Plan Agent has completed its purchases, the market discount condition switches to a market premium, the Plan Agent shall suspend making open-market purchases and shall invest the balance available in newly issued Shares which shall be issued at the greater of the net asset value or the current market price per Share. In any case in which the Plan Agent is unable to invest the full dividend amount in open-market purchases by the last business day of the purchase period, the Plan Agent will invest the balance available in newly issued Shares valued at the greater of the net asset value or the current market price per Share as determined on the last business day during the purchase period.

Whenever the Fund declares a capital gain distribution or an income dividend payable: (i) in stock; or (ii) in stock or cash, at the election of the Stockholder, all Stockholders not electing for cash will receive the capital gain distribution or dividend in newly issued Shares on identical terms and conditions as established by the Fund’s Board, and the terms of the Plan shall not apply to such a distribution.

For all purposes of the Plan: (a) the market price of the Fund’s Shares on a particular date shall be the last sale price on the New York Stock Exchange at the close of business on that date, or if there is no sale on the New York Stock Exchange on such date, then the mean between the closing bid and asked quotations for such stock on the New York Stock Exchange on such date; and (b) net asset value per Share on a particular date shall be as determined by or on behalf of the Fund.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are is traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participant funds held by the Plan Agent uninvested will not bear interest, and, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 calendar days after the payable date for any divided or distribution, as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares of the Fund acquired for participant accounts. For the purposes of purchases in the open market, the Plan Agent may aggregate purchases with those of other participants, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent shall be the price per Share allocable to all participants.

The Plan Agent will hold Shares acquired pursuant to the Plan, together with the Shares of other participants acquired pursuant to the Plan, in noncertificated form in the Plan Agent’s name or that of its nominees. The Plan Agent will forward to participants any proxy solicitation material and will vote any Shares so held for participants only in accordance with the proxies returned by the participants to the Fund. Upon any participant’s written request, the Plan Agent will deliver to him or her, without charge, a certificate or certificates for the full shares held by the plan Agent on his or her behalf.

The Plan Agent will confirm to each participant acquisitions made for its account as soon as practicable but not later than 60 calendar days after the date thereof. Although participants may, from time to time, have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for fractional shares will be issued. However, dividends and distributions on fractional Shares will be credited to participant accounts. In the event of termination of an account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market price of the Fund’s Shares at the time of termination.

If a stock split is effected by the Fund, any stock distributed by the Fund on Shares held by the Plan Agent for participants will be credited to participant accounts. In the event that the Fund makes available to Stockholders rights to purchase additional shares or other securities, the Plan Agent shall solicit instructions from the participants.

The Plan Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. Participants will be charged to a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their participant under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than 14 calendar days prior to any dividend or distribution payment date; otherwise, such termination will be effective after the investment of any current dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to participants. Upon termination, the Plan Agent will cause: (i) a certificate or certificates for the appropriate number of full Shares held for participants; and (ii) a cash adjustment for any fractional Share (valued at the market price of the shares as the time of termination), to be delivered to participants, in addition to any brokerage commissions. If, in advance of such termination, a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds to him or her, the Plan Agent is authorized to deduct a brokerage commission for this transaction from the proceeds. If a participant disposes of all Shares registered in his or her name on the books of the Fund, the Plan Agent may, at its option, terminate the participant’s account or determine from the participant whether he or she wishes to continue his or her participation in the Plan. However, if a participant’s Shares are held in nominee or “street name” through a broker, bank or other nominee, the participant must notify the nominee if he or she wishes to terminate his or her account as established under the Plan. The terms and conditions of the Plan may be amended or supplemented by the Plan Agent or the Fund at any time or times but only by mailing to participants appropriate written notice prior to the effective date thereof, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority. The amendment or supplement shall be deemed to be accepted by participants unless prior to the effective date thereof, the Plan Agent receives written notice of termination of a participant account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by receiving dividends and distributions, the Fund will be authorized to pay such successor agent, for a participant’s account, all dividends and distributions payable on Common Stock of the Fund held in a participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

Under the terms of the Plan, the Plan Agent is obligated at all times to act in good faith and use its best efforts within reasonable limits to ensure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and is not liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith or willful misconduct of it or its employees.

A participant has no right to draw checks or drafts against his or her account or to give instructions to the Plan Agent in respect to any shares or cash held therein except as expressly provided in the Plan. Generally, stockholders receiving Shares under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a dividend had the Stockholder not participated in the Plan.

Additional information about the Plan may be obtained from American Stock Transfer & Trust Company, Attention: Dividend Reinvestment Department, 40 Wall Street, New York, New NY 10005, telephone number (718) 921-8200.

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its stockholders. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund. The summary is based on the laws in effect on the date of this prospectus, which are subject to change.

Mexican Tax Status

The Fund receives and intends to continue receiving income solely from the following sources, to the extent consistent with the Fund’s investment policies:

A. Interest derived from bonds, certificates of credit institutions, debentures, notes, ordinary certificates of participation, acceptances, credit instruments, loans or credits payable by credit institutions or auxiliary credit organizations; including yields derived from government-issued instruments placed at a discount (Cetes, Bondes, etc.) At present, income taxes, if applicable, will be withheld at the source of income at rates that vary from 4.9 to 15% for interest earned.

B. With regard to dividends and other profit distributions made by Mexican corporations and Mexican banks residing in Mexico; such dividends and other profit distributions will not be subject to income tax if the Mexican corporations paid taxes on such profits in Mexico (“CUFIN”); otherwise the rate to be paid by the Mexican corporation will be 33% on such distributions; and

C. Gains from the sale through a stock exchange authorized in Mexico of equity securities included in the list of the Ministry of Finance and Public Credit of securities approved for investment by the general investing public, which are tax exempt in Mexico for Mexican individuals or residents abroad.

The Fund incurs a valued-added tax in Mexico with respect to certain services provided to it, at the rate of 15% of the cost of such services.

The Fund has obtained a ruling from the Mexican Tax Authorities confirming that the Fund is a resident in the United States within the meaning of the Tax Treaty to Avoid Double Taxation (the “Tax Treaty”) and therefore it would enjoy the tax benefits derived therefrom. Based on the provisions of the Mexican Income Tax Law:

1. The Fund is not required to pay any Mexican income taxes on the types of income listed in B and C above.

2. Stockholders of the Fund are not subject to Mexican income taxes on the types of income listed above that are earned by the Fund.

3. If the Fund earns income other than as described in A through C above, the applicable rate would be up to 33% and the tax would be charged against the payment of such income to the Fund.

U.S. Tax Status

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items for this purpose, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year. As described above, distributions by the Fund may be subject to Mexican withholding taxes; the amounts withheld generally will be treated as amounts distributed to Stockholders for U.S. tax purposes.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to Stockholders. The Fund intends to distribute to its Stockholders, at least annually, substantially all of its investment company taxable income, as computed for U.S. federal income tax purposes. To the extent the Fund retains its net capital gains for investment, it will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on the amount retained. See “Tax Considerations—Distributions” below.

Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid the tax, the Fund must distribute, or be deemed to have distributed, during each calendar-year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar-year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gains for investment.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year to Stockholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its Stockholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to Stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the Stockholders’ hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it will be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.

The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investments companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election was made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges and any mark to market gains would be treated as ordinary income.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Stockholders, and which will be taxed to Stockholders as ordinary income or long-term income capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

The Fund has received a private letter ruling from the Internal Revenue Service that provides that the Fund will not recognize gain or loss on the distribution of stocks or securities to stockholders in connection with repurchase offers made by the Fund.

Distributions

Dividends paid out of the Fund’s investment company taxable income (which includes any net short-term capital gains) will be taxable to a U.S. stockholder as ordinary income. Distributions of net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and any capital loss carryovers from prior years), if any, designated by the Fund as capital gain dividends, are taxable as long-term capital gains, regardless of how long the stockholder has held the Fund’s shares.

Dividends paid by the Fund will not qualify for the deduction for dividends received by corporations because the Fund’s income is not expected to consist of dividends paid by U.S. corporations. A portion of the Fund’s dividends may qualify for the 15% rate on qualified dividend income applicable to individual shareholders to the extent that the Fund’s income is derived from qualified dividends and to the extent that both the Fund and the individual shareholder satisfy a more than 60 day holding period requirement.

In the event the Fund retains any net capital gains, it may designate such retained amounts as undistributed capital gains in a notice to its Stockholders. In the event such a designation is made, Stockholders subject to U.S. tax would include in income, as long-term capital gains, their proportionate share of such undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the 35% tax paid by the Fund. If the designation is made, for U.S. federal income tax purposes, the tax basis of shares owned by a stockholder would be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder’s income.

Investment company taxable income will be increased or decreased by the amount of foreign currency gains or losses realized by the Fund in connection with the disposition of peso-denominated debt securities as well as changes in peso/dollar exchange rates between the time the Fund accrues a receivable (typically, dividends, interest and payments for securities sold) or payable (typically, expenses and payments for securities purchased) and the time such receivable or payable is satisfied. The Fund cannot predict the impact of such transactions on company taxable investment income.

Sales of Shares

Upon the sale or other disposition of shares of the Fund, a stockholder generally will realize a taxable gain or loss. Such gain or loss will be a capital gain or loss if the shares are capital assets in the stockholder’s hands and generally will be long-term or short-term depending upon the stockholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including replacement through the Dividend Reinvestment Plan) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having received by the shareholder with respect to such shares.

Foreign Taxes

Mexican taxes may be imposed on the Fund (and not on its stockholders) and withheld as described above. In addition, a Mexican income tax may be imposed on the Fund to the extent it receives income from certain sources.

If more than 50% in value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any Mexican income and similar taxes paid by it as paid by its Stockholders. The Fund anticipates that it will qualify annually to make the election. The Fund will notify Stockholders in writing each year if it makes the election and of the amount of Mexican taxes, if any, that would be treated as paid by the stockholders. If the Fund makes the election, the source (for U.S. federal income tax purposes) of the Fund’s income will flow through to Stockholders and stockholders will be required to include their proportionate share of the amount of foreign income and similar taxes paid by the Fund in income even though they do not actually receive such amounts.

Generally, stockholders itemizing their deductions will be entitled to deduct the amount of Mexican taxes withheld from distributions to them and, if the Fund so elects, their proportionate share of the amount of Mexican income and similar taxes paid by the Fund, if any. Alternatively, stockholders may be eligible to claim a foreign tax credit for such amounts. However, under certain provisions of the code, stockholders may not be able to claim a credit for the full amount of Mexican taxes withheld from distributions or for the full amount of their proportionate share of Mexican income and similar taxes paid by the Fund. This is because, generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder’s U.S. federal income tax attributable to his foreign source taxable income. Under the Code, the Fund’s distributions are not treated as foreign source income. However, if the Fund elects to treat any Mexican income and similar taxes paid by it as paid by its stockholders, the source of the Fund’s income will instead flow through to its stockholders and such income may, at least in part, be foreign source income. Accordingly, the Fund will make such an election whether or not it pays any Mexican taxes. The U.S. Internal Revenue Service has issued a private ruling to the Fund to the effect that making such an election will serve to pass through to stockholders the source of the Fund’s income even if the Fund pays no foreign taxes.

Gains, if any, from the sale of securities by the Fund generally will be treated as derived from U.S. sources and certain currency fluctuation gains, if any, from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. In addition, the foreign tax credit is available only to the extent of the U.S. tax that would otherwise be payable on foreign source income Thus, even if the source of the Fund’s income passes through to stockholders, stockholders may be unable to claim a credit for the full amount of the Mexican taxes withheld from distributions or for the full amount of their proportionate share, if any, of the Mexican taxes paid by the Fund.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each stockholder, stockholders are advised to consult their own tax advisers.

Backup Withholding

The Fund may be required to withhold for U.S. federal income taxes 28% of all taxable distributions payable to stockholders who fail to provide the Fund with their certified U.S. taxpayer identification number (or certificate regarding foreign status) or the stockholder is otherwise subject to U.S. backup withholding. Similarly, proceeds from the sale or other disposition of shares of the Fund in the United States may be subject to backup withholding if the stockholder fails to provide a certified U.S. taxpayer identification number (or certificate regarding foreign status) in connection with the transaction, or if the stockholder is otherwise subject to U.S. backup withholding. Corporate stockholders and other stockholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability.

Foreign Stockholders

U.S. taxation of a stockholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign stockholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such stockholder. Ordinarily, income from the Fund will not be treated as so “effectively connected”.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax generally will be withheld from such distributions. Foreign stockholders may be subject to U.S. tax at the rate of 30% (or lower treaty rate) of the income resulting from the Fund’s election to treat any foreign taxes paid by it as paid by its stockholders, but may not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

Capital gain dividends and amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign stockholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. However, this rule applies only in exceptional cases because any individual present in the United States for more than 182 days during a calendar year is generally treated as a resident for U.S. federal income tax purposes; in that case, he would be subject to U.S. federal income tax on his worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign stockholder who is a non-resident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 28% of a capital gain dividend. See “Tax Considerations—Backup Withholding” above. If a foreign stockholder is a non-resident alien individual, any gain he realizes upon the sale of his Fund shares in the United States will ordinarily be exempt from U.S. tax unless (1) he is physically present in the United States for more than 182 days during the taxable year or is otherwise considered to be a resident alien of the United States or (2) backup withholding applies. See “Tax Considerations—Backup Withholding” above.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and net capital gains, amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund, will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such stockholders may also be subject to the branch profits tax imposed under the Code.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign stockholders are advised to consult their own tax advises with respect to the particular tax consequences to them of an investment in the Fund.

Other Tax Considerations

Distributions from the Fund and sales or other dispositions of shares of the Fund may be subject to additional state, local and foreign taxes depending on each Stockholder’s particular situation. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CAPITAL STOCK

General

Set forth below is information with respect to the Fund’s outstanding securities as of [                    ], 2004:

Title of Class	Number of Shares Authorized	Number of Shares Held by the Fund or for its Account	Number of Shares Issued and Outstanding
Common Stock	150,000,000 shares	–0–	[ ]

Common Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 150,000,000 shares of Common Stock. At [                    ], 2004, there were [                    ] outstanding shares of common stock of the Fund, all of which are fully paid and non-assessable. All shares of common stock are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock is entitled to its proportion of the Fund’s assets after the payment of debts and expenses. Holders of shares of common stock are entitled to one vote per share and do not have cumulative voting rights. The Fund will hold regular annual meetings of stockholders in accordance with the laws of Maryland and the rules of the NYSE.

The shares of the Fund’s common stock commenced trading on the NYSE, on [                        ], 1981. For the quarter ended [            ,] 2004, the highest trading price was $[            ] and the lowest trading price was $[            ]. During the same period, the net asset value ranged from a low of $[            ] to a high of $[            ]. Total trading volume during the period was [                        ] shares. On [            ,] 2004, the closing price on the NYSE was $[            ] and the net asset value was $[                        ].

Beneficial Ownership

To the best of the Fund’s knowledge, as of              , 2004 [30 days prior to date of filing], no person or group beneficially owned more than 5% of the outstanding Shares of the Fund.

No Preemptive Rights

No holder of Shares has any preemptive right to acquire from the Fund any capital stock of the Fund whether now or hereafter authorized.

Certain Provisions of the Charter and By-laws

The Fund has provisions in its articles of incorporation and By-laws that could have the effect of delaying, deferring, preventing or otherwise limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. These provisions may be regarded as “anti-takeover” provisions.

The Board of Directors of the Fund is divided into three classes each having a term of three years. Each year, the term of one class expires and the successor or successors elected to that class will serve for a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Directors by Stockholders. The Fund also has certain Board composition and director qualification requirements. A director may be removed from office for cause and only by the affirmative vote of at least 80% of the Fund’s outstanding shares of capital stock. Except as otherwise required by law, any vacancy on the Board of Directors can be filled only by the affirmative vote of the majority of the remaining directors in office. The By-laws also require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at a meeting of Stockholders.

A vote of two-thirds of the Fund’s outstanding shares are required for certain actions including merger or consolidation of the Fund with another company or the sale of substantially all of its assets to another company; open-ending the Fund and stockholder proposals regarding specific investment decisions with respect to investment of the Fund’s assets.

Under Articles Supplementary, the Fund is also subject to certain provisions of Maryland General Corporation Law with respect to unsolicited takeovers. The general purpose of these provisions is to encourage potential acquirers of more than certain percentages of voting shares of a Maryland corporation in market transactions, either to negotiate with the Board, as the elected representatives of the Stockholders, or to obtain the approval of the Stockholders for any proposed plan of action.

The full text of these provisions can be found in the Fund’s Articles of Incorporation and By-laws, on file with the SEC, but also on the Fund’s website, www.themexicofund.com under “Corporate Governance.” These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors believes that the provisions of the Fund’s Articles and By-laws described above provide the advantage of greater assurance of continuity of board and management composition and policies and has determined that the foregoing provisions are in the best interests of the Fund’s Stockholders generally.

CUSTODIAN AND TRANSFER AGENT

Pursuant to an Amended and Restated Custody Agreement dated October 5, 1995, BBVA Bancomer Servicios, SA, acts as the Fund’s custodian. For assets of the Fund held in the United States, pursuant to a contract dated April 5, 2000, Comerica Bank acts as custodian. The Board has delegated various foreign custody responsibilities to the Investment Adviser, as the “Foreign Custody Manager” for the Fund to the extent permitted under the 1940 Act and the rules thereunder. See “Risk Factors and Special Considerations—Foreign Custody.”

American Stock Transfer & Trust Company acts as the Fund’s dividend paying agent, transfer agent and registrar for the Fund’s Common Stock.

EXPERTS

The financial statements, insofar as they relate to the periods from November 1, 2001 through October 31, 2003, included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Fund, given on the authority of said firm as experts in accounting and auditing. The principal place of business of PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036. The audit services they provide include examination of the financial statements of the Fund, services relating to filings by the Fund with the SEC and consultation on matters related to the preparation and filing of tax returns. Previous to November 1, 2001, the Fund’s financial statements were audited by Arthur Andersen LLP as the Fund’s independent auditors.

DISTRIBUTION ARRANGEMENTS

[                            ] will act as Dealer Manager for the offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated [date on cover], among the Fund and the Dealer Manager (“Dealer Manager Agreement”), the Dealer Manager will provide financial advisory and marketing services in connection with the offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to [        ]% of the aggregate Subscription Price for Shares issued pursuant to the offer. The Dealer Manager fee will be borne by the Fund and indirectly by all of the Fund’s Stockholders, including those who do not exercise their Rights.

The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager (“Selling Group Members’) selling fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights, solicitation fees equal to 0.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based upon the number of shares of Common Stock held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, in the absence of such designation, to the Dealer Manager.

In addition, the Fund will reimburse the Dealer Manager an amount equal to $[            ] as partial reimbursement for its expenses incurred in connection with the offer. The Fund has agreed, jointly and severally, to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities including liabilities under the 1933 Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund or the Investment Adviser in rendering the services contemplated by such Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under such Agreement.

The Investment Adviser also acts as the Fund’s Administrator and receives compensation from the Fund in connection with its services. See “Administration Agreement.”

Prior to the expiration of the offer, the Dealer Manager may independently offer for sale shares of Common Stock, including Shares acquired through purchasing and exercising the Rights, at prices it sets. The Dealer Manager may realize profits or losses independent of any fees described in this prospectus.

In the ordinary course of their businesses, the Dealer Manager and its affiliates may engage in investment banking or financial transactions with the Fund, the Investment Adviser and their affiliates.

The Fund will bear the expenses of the offer, which will be paid from the proceeds of the offer. These expenses include, but are not limited to: the expense of preparation and printing of the prospectus for the offer, the expense of counsel and auditors in connection with the offer, the out-of-pocket expenses incurred by the Officers of the Fund and others in connection with the offer.

The principal business address of [Dealer Manager 1] is                     .

LEGAL MATTERS

The validity of the shares offered hereby will be passed on for the Fund by Dechert LLP, 1775 I Street, NW, Washington, DC 20006 and certain legal matters relating to the offer will be passed on for the Dealer Manager by [Dealer Manager’s counsel], [address]. Dechert LLP and [Dealer Manager’s counsel] will rely as to matters of Maryland law on the opinion of Venable, Baetjer and Howard, Two Hopkins Plaza, Suite 1800, Baltimore, MD 21201-2978. Matters of Mexican law will be passed on for the Fund by Creel, García-Cuéllar y Müggenburg, Paseo de los Tamarindos 60, Col. Bosque de las Lomas, 05120 Mexico, D.F. and by PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036.

Samuel García-Cuéllar, a partner of Creel, García-Cuéllar y Müggenburg, S.C., serves as Secretary of the Fund. Sander M. Bieber, a member of Dechert LLP, serves as Assistant Secretary to the Fund.

FINANCIAL STATEMENTS

[TO BE PROVIDED]

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the Offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the Dealer Manager. This Prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the shares of Common Stock offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this Prospectus is required by law to be delivered, the Prospectus will be amended or supplemented accordingly.

Until ________, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a Prospectus. This delivery requirement is in addition to the obligation of dealers to deliver a Prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

[# of shares]

Shares of Common Stock

THE MEXICO FUND, INC.

Managed by

Impulsora del Fondo México, sa de cv

Issuable Upon Exercise of

Transferable Rights to

Subscribe for Such

Shares of Common Stock

PROSPECTUS

Dealer Manager

[record date +2]

PART C

OTHER INFORMATION

Item	24. FINANCIAL STATEMENTS AND EXHIBITS

1.		Financial Statements*

Report of Independent Registered Public Accounting Firm*

Portfolio of Investments as of October 31, 2003*

Statement of Assets and Liabilities as of October 31, 2003*

Statement of Operations for the fiscal year ended

October 31, 2003*

Statements of Changes in Net Assets for the fiscal years ended October 31, 2003 and 2002*

Notes to Financial Statements*

Financial Highlights for a share of common stock outstanding during each of the fiscal years ended October 31, 2003, 2002, 2001, 2000 and 1999*

Portfolio of Investments as of April 30, 2004*

Unaudited Statement of Assets and Liabilities as of April 30, 2004*

Unaudited Statement of Operations for the six months ended April 30, 2004*

Statement of Changes in Net Assets for the six months ended April 30, 2004 (unaudited) and the fiscal year ended October 31, 2003*

Notes to Financial Statements*

Financial Highlights for a share of common stock outstanding during the six months ended April 30, 2004 (unaudited) and each of the fiscal years ended October 31, 2003, 2002, 2001, 2000 and 1999*

2.		Exhibits

a	)	1) Amended and Restated Articles of Incorporation dated March 5, 1998*

2) Articles Supplementary dated November 29, 2000*

Articles Supplementary dated [ ], 2003*

b	)	Amended and Restated By-laws as of September 17, 2003*

c	)	Not Applicable

d	)	1) Form of Subscription Certificate*

2) Form of Notice of Guaranteed Delivery and Form of Beneficial Owner Certification Form*

3) Form of Beneficial Owner Certification Form*

4) Form of Subscription Agent Agreement*

5) Form of Information Agent Agreement*

e	)	Dividend Reinvestment Plan*

f	)	Not Applicable

g	)	Amended and Restated Investment Advisory and Management Agreement, dated April 28, 2003 between the Registrant and the Investment Adviser*

h	)	Form of Dealer Manager Agreement between the Registrant and [ ]*

i	)	Not Applicable

j	)	1) Amended and Restated Custody Agreement dated March 31, 1998 between Registrant and BBVA Bancomer Servicios, SA*

2) Custody Agreement between Registrant and Comerica Bank dated April 5, 2000*

3) Foreign Custody Delegation Agreement between Registrant and the Investment Adviser dated June 13, 2000*

k	)	1) Amended and Restated Administrative Services Agreement between Registrant and Impulsora del Fondo Mexico, sa de cv dated June 18, 2002*

2) Dividend Reinvestment Plan Transfer Agency and Registrar Agreement between Registrant and American Stock Transfer and Trust Company dated July 6, 1989*

3) [Form of Depositary/Subscription Agency Agreement]*

4) Standstill Agreement between Registrant and Laxey Partners Limited dated March 7, 2002*

5) Service Agreement between Registrant and Dechert LLP dated June 22, 2001*

l	)	1) Form of Opinion and Consent of Dechert LLP*

Form of Opinion and Consent of [ ]*

m	)	Not Applicable*

n	)	Consent of PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Registrant*

o	)	Not Applicable

p	)	Not Applicable

q	)	Not Applicable

r	)	1) Code of Ethics of Registrant adopted pursuant to Rule 17j-1 of the Investment Company Act of 1940*

2) Code of Ethics of the Investment Adviser adopted pursuant to Rule 17j-1 of the Investment Company Act of 1940*

s	)	Power of Attorney dated June 18, 2002**

*	To be filed by amendment or incorporated by reference.
**	Incorporated by reference from Post-Effective Amendment No. 37 filed on July 11, 2002.

Item 25. MARKETING ARRANGEMENTS

Not Applicable

Item 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees	$	[	]
NYSE listing fee	$	[	]
Printing and Postage (including subscription certificates)	$	[	]
Fees and expenses of qualifications under state securities laws (including fees of counsel)	$	[	]
Legal fees and expenses	$	[	]
Accounting fees and expenses	$	[	]
National Association of Securities Dealers fees	$	[	]
Reimbursement of Dealer Manager expenses	$	[	]
Subscription Agent fee and expenses	$	[	]
Information Agent fees and expenses	$	[	]
Miscellaneous	$	[	]
Total	$	[	]

Item 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 28. NUMBER OF HOLDERS OF SECURITIES

TITLE OF CLASS	NUMBER OF RECORD HOLDERS AT [DATE WITHIN 90 DAYS PRIOR TO FILING]

Common Stock, par value $0.01 per share	[ ]

Item 29. INDEMNIFICATION

Section 2-418 of the General Corporation Law of the State of Maryland, the state in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its directors, officers, employees and agents against expenses

(including attorneys’ fees, judgments, penalties, fines and settlements) actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party so long as they acted in good faith or without active and deliberate dishonesty, or they received no actual improper personal benefit in money, property or services, if, with respect to any criminal proceeding, so long as they had no reasonable cause to believe their conduct to have been unlawful.

Article VII of the Registrant’s Articles of Amendment and Restatement of the Articles of Incorporation provides that no director or officer of the Registrant shall have any personal liability to the Registrant or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the Investment Company Act of 1940) or as the same may hereafter be amended.

Article X of the Registrant’s By-Laws indemnifies current or former directors and officers of the Registrant to the maximum extent permissible under the Maryland General Corporation Law. Employees and agents who are not officers or directors of the Registrant may be indemnified in the same manner, and to such further extent as may be provided by action of the Board of Directors or by contract. In addition, the Registrant may purchase insurance on behalf of any current or former director, officer, employee or agent of the Registrant with respect to certain liabilities. The By-Laws provide, however, that the Registrant’s directors and officers shall not be indemnified against liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office or under any contract or agreement with the Registrant. The Registrant will not indemnify any such person unless the court or other body before which a proceeding is brought dismisses the proceeding for insufficiency of evidence or reaches a final decision on the merits that the person was not liable by reason of the disabling conduct or; absent such a decision, a reasonable determination is made, based upon a review of the facts, by a vote of a majority of a quorum of the Directors of the Registrant who are neither interested persons of the Registrant as defined in the Investment Company Act of 1940 nor parties to the proceeding; or if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of such directors so direct, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

The Fund maintains insurance on behalf of any person who is or was a director or officer of the Fund, against certain liability asserted against him and incurred by him arising out of his position.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

Reference is made to Section [            ] of the Dealer Manager Agreement, a form of which will be filed as Exhibit (h) hereto, for provisions relating to the indemnification of the Dealer Manager.

The Management and Administration Agreements, filed as Exhibits (g) and (k)(1) limit the liability of Registrant’s investment adviser and administrator.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

Information as to the directors and officers of Impulsora del Fondo Mexico, S.A. de C.V. is included in its Form ADV filed with the SEC (SEC File No. 801-16064) and is incorporated herein by reference thereto.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Dechert LLP, 1775 I Street, Washington, DC 20006 and the Fund’s Investment Adviser, Impulsora del Fondo Mexico, S.A. de C.V., Aristóteles 77, 3rd Floor, Col. Polanco, 11560 México, D.F., México; and those relating to the duties of the transfer agent, dividend paying agent and registrar are maintained by American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. UNDERTAKINGS.

(1) Registrant undertakes to suspend the offering of the shares of Common Stock covered hereby until it amends its Prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of Common Stock declines more than 10% from its net asset value per share of Common Stock declines more than 10% from its net asset value per share of Common Stock as of the effective date of this Registration Statement, or (b) its net asset value per share of Common Stock increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

(2)	Not applicable.

(3)	Not applicable.

(4)	Not applicable.

(5)	Registrant undertakes that:

(a)	For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b)	For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to a new registration statement relating to the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the 6th day of August 2004.

THE MEXICO FUND, INC. (Registrant)

By:	/s/ JÓSE LUIS GÓMEZ PIMIENTA*
Jóse Luis Gómez Pimienta President (Principal Executive Officer)

*	Executed by Dilia M. Caballero, Attorney-in-Fact pursuant to Power of Attorney dated June 18, 2002.

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Sander M. Bieber and Dilia M. Caballero, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ JUAN GALLARDO T.* Juan Gallardo T.	Chairman and Director	August 6, 2004

/s/ PHILIP CALDWELL* Philip Caldwell	Director	August 6, 2004

/s/ JÓSE LUIS GÓMEZ PIMIENTA* Jóse Luis Gómez Pimienta	Director	August 6, 2004

/s/ CLAUDIO X. GONZÁLEZ* Claudio X. González	Director	August 6, 2004

/s/ ROBERT L. KNAUSS* Robert L. Knauss	Director	August 6, 2004

/s/ EMILIO CARRILLO GAMBOA* Emilio Carrillo Gamboa	Director	August 6, 2004

/s/ JAIME SERRA PUCHE* Jaime Serra Puche	Director	August 6, 2004

*	Executed by Dilia M. Caballero, Attorney-in-Fact pursuant to Power of Attorney dated June 18, 2002.